
                                                                                                                        Exhibit F-2
                                          OHIO EDISON COMPANY CONSOLIDATING BALANCE SHEET
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                           Ohio          Penn
                                                          Edison         Power             OES              OES             OES
                         ASSETS                          Corporate      Company       Capital, Inc.    Finance, Inc.   Nuclear, Inc.
                                                       -------------    ---------     -------------    -------------   -------------

UTILITY PLANT:
In service                                             $ 4,608,383      $ 808,637       $       -        $       -      $ 156,000
Less--Accumulated provision for depreciation            (2,293,679)      (324,710)              -                -        (26,435)
                                                       -----------      ---------       ---------        ---------      ---------
                                                         2,314,704        483,927               -                -        129,565


Construction work in progress                               77,483         68,451               -                -              -
                                                       -----------      ---------       ---------        ---------      ---------
                                                         2,392,187        552,378               -                -        129,565
                                                       -----------      ---------       ---------        ---------      ---------

OTHER PROPERTY AND INVESTMENTS:
Investments in lease obligation bonds                       11,536              -               -                -              -
Nuclear plant decommissioning trusts                       242,500        133,867               -                -              -
Letter of credit collateralization                               -              -               -          277,763              -
Long-term notes receivable from associated companies       323,741         39,179               -                -              -
Other                                                    1,080,089          2,195           2,199                -              -
                                                       -----------      ---------       ---------        ---------      ---------
                                                         1,657,866        175,241           2,199          277,763              -
                                                       -----------      ---------       ---------        ---------      ---------



CURRENT ASSETS:
Cash and cash equivalents                                      161             40               0                0              0
Receivables--
     Customers                                              66,142         44,861         169,535                -              -
     Associated companies                                  572,665         24,965           9,978                -         14,214
     Other                                                   9,529          1,047           4,943            9,866              -
Notes receivable from associated companies                 337,627            399          11,295           13,673            757
Material and supplies                                       45,895         33,918               -                -              -


Prepayments and other                                        4,884          9,383             123                -              -
                                                       -----------      ---------       ---------        ---------      ---------
                                                         1,036,903        114,613         195,874           23,539         14,971
                                                       -----------      ---------       ---------        ---------      ---------

DEFERRED CHARGES:
Regulatory assets                                        1,326,804         27,513               -                -              -
Accumulated deferred income tax benefits                                                    1,765               17
Property taxes                                              59,279              -               -                -              -
Unamortized sale and leaseback costs                        65,631              -               -                -              -
Other                                                       52,385          9,634               -                -              -
                                                       -----------      ---------       ---------        ---------      ---------
                                                         1,504,099         37,147           1,765               17              -
                                                       -----------      ---------       ---------        ---------      ---------

                      TOTAL ASSETS                     $ 6,591,055      $ 879,379       $ 199,838        $ 301,319      $ 144,536
                                                       ===========      =========       =========        =========      =========


                                                                         Apollo        PNBV                               Ohio
                                                          OES          Tax Credit     Capital                            Edison
                         ASSETS                        Ventures, Inc.    Fund IX       Trust         Eliminations     Consolidated
                                                       -------------   ----------    ---------       ------------     ------------

UTILITY PLANT:
In service                                               $      -       $      -     $       -       $  (303,978)      $ 5,269,042
Less--Accumulated provision for depreciation                    -              -             -            65,925        (2,578,899)
                                                         --------       --------     ----------      -----------       -----------
                                                                -              -             -          (238,053)        2,690,143
                                                                                             -
                                                                                             -
Construction work in progress                                   -              -             -                 -           145,934
                                                         --------       --------     ---------       -----------       -----------
                                                                -              -             -          (238,053)        2,836,077
                                                         --------       --------     ---------       -----------       -----------

OTHER PROPERTY AND INVESTMENTS:
Investments in lease obligation bonds                           -              -       371,974                 -           383,510
Nuclear plant decommissioning trusts                            -              -             -                 -           376,367
Letter of credit collateralization                              -              -             -                 -           277,763
Long-term notes receivable from associated companies            -              -             -           145,674           508,594
Other                                                      11,261         14,955             -        (1,051,597)           59,102
                                                         --------       --------     ---------       -----------       -----------
                                                           11,261         14,955       371,974          (905,923)        1,605,336
                                                         --------       --------     ---------       -----------       -----------

                                                                                             -
                                                                                             -
CURRENT ASSETS:
Cash and cash equivalents                                       0          1,667            15                 0             1,883
Receivables--
     Customers                                                  -              -             -                 -           280,538
     Associated companies                                       -              -             -          (184,831)          436,991
     Other                                                      -            166         2,757                 -            28,308
Notes receivable from associated companies                  2,750          3,768             -            (3,768)          366,501
Material and supplies                                           -              -             -                 -            79,813
                                                                                             -
                                                                                             -
Prepayments and other                                           -              -             -                 -            14,390
                                                         --------       --------     ---------       -----------       -----------
                                                            2,750          5,601         2,772          (188,599)        1,208,424
                                                         --------       --------     ---------       -----------       -----------

DEFERRED CHARGES:
Regulatory assets                                               -              -             -           123,652         1,477,969
Accumulated deferred income tax benefits                      552              -             -            (2,334)                -
Property taxes                                                  -              -             -                 -            59,279
Unamortized sale and leaseback costs                            -              -             -                 -            65,631
Other                                                           -          2,195             -                 -            64,214
                                                         --------       --------     ---------       -----------       -----------
                                                              552          2,195             -           121,318         1,667,093
                                                         --------       --------     --------        -----------       -----------

                      TOTAL ASSETS                       $ 14,563       $ 22,751     $ 374,746       $(1,211,257)      $ 7,316,930
                                                         ========       ========     =========       ===========       ===========


Note: Upon  adoption of FIN46, "Consolidation  at Variable  Interest  Entities",  in December  2003,  the PNBV  Capital  Trust was
      consolidated into Ohio Edison.

The notes to the  consolidated  financial  statements of Ohio Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2003, are an integral part of the consolidating financial statements.


                                                                                                                      Exhibit F-2

                                          OHIO EDISON COMPANY CONSOLIDATING BALANCE SHEET
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                             Ohio          Penn
                                                            Edison         Power           OES            OES              OES
             LIABILITIES AND CAPITALIZATION                Corporate      Company     Capital, Inc.   Finance, Inc.    Nuclear, Inc.
                                                         -----------      -------     -------------   -------------    -------------

CAPITALIZATION:
Common stockholders' equity                              $ 2,582,970      $ 230,786    $  24,576       $  16,488        $   9,519
Preferred stock not subject to mandatory redemption           60,965         39,105            -               -                -
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption                           -              -            -               -                -
Long-term debt and other long-term obligations--
     Preferred stock of consolidated subsidiary
        subject to mandatory redemption                            -         12,750            -               -                -
     Other                                                 1,158,631        117,608            -         263,763          114,400
                                                         -----------      ---------    ---------       ---------        ---------
                                                           3,802,566        400,249       24,576         280,251          123,919
                                                         -----------      ---------    ---------       ---------        ---------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock         378,315         93,474            -               -                -
Short-term borrowings--
     Associated companies                                      3,768         11,334            -               -                -
      Other                                                   17,000              -      149,690               -                -
Accounts payable--
     Associated companies                                    233,823         40,172       12,705          20,912                -
      Other                                                    6,641          1,294           25               -                -
Accrued taxes                                                529,151         27,091        3,223             156               33
Accrued interest                                              14,318          4,396            -               -                -
Other                                                         40,514          8,444        9,619               -                -
                                                         -----------      ---------    ---------       ---------        ---------
                                                           1,223,530        186,205      175,262          21,068               33
                                                         -----------      ---------    ---------       ---------        ---------

NONCURRENT LIABILITIES:
Accumulated deferred income taxes                            751,570         97,871            -               -           20,584
Accumulated deferred investment tax credits                   72,304          3,516            -               -                -
Asset retirement obligations                                 188,156        129,546
Retirement benefits                                          277,772         54,057            -               -                -
Other                                                        275,157          7,935            -               -                -
                                                         -----------      ---------    ---------       ---------        ---------
                                                           1,564,959        292,925            -               -           20,584
                                                         -----------      ---------    ---------       ---------        ---------

          TOTAL LIABILITIES AND CAPITALIZATION           $ 6,591,055      $ 879,379    $ 199,838       $ 301,319        $ 144,536
                                                         ===========      =========    =========       =========        =========


                                                                            Apollo         PNBV                           Ohio
                                                             OES          Tax Credit      Capital                        Edison
             LIABILITIES AND CAPITALIZATION             Ventures, Inc.      Fund IX        Trust      Eliminations    Consolidated
                                                        --------------    ----------      -------     ------------    ------------

CAPITALIZATION:
Common stockholders' equity                                $ 13,615         $ 17,578      $ 22,481    $  (335,043)    $ 2,582,970
Preferred stock not subject to mandatory redemption               -                -             -        (39,105)         60,965
Preferred stock of consolidated subsidiaries--
     Not subject to mandatory redemption                          -                -             -         39,105          39,105
Long-term debt and other long-term obligations--
     Preferred stock of consolidated subsidiary
        subject to mandatory redemption                           -                -             -              -          12,750
     Other                                                        -                -       349,613       (836,976)      1,167,039
                                                           --------         --------      --------    -----------     -----------
                                                             13,615           17,578       372,094     (1,172,019)      3,862,829
                                                           --------         --------      --------    -----------     -----------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock              -                -             -         (5,200)        466,589
Short-term borrowings--
     Associated companies                                         -                -             -         (3,768)         11,334
      Other                                                       -            4,850             -              -         171,540
Accounts payable--
     Associated companies                                       154                -         2,652        (39,156)        271,262
      Other                                                       -               19             -              -           7,979
Accrued taxes                                                   691                -             -              -         560,345
Accrued interest                                                  -                -             -              -          18,714
Other                                                           103                -             -              -          58,680
                                                           --------         --------      --------    -----------     -----------
                                                                948            4,869         2,652        (48,124)      1,566,443
                                                           --------         --------      --------    -----------     -----------

NONCURRENT LIABILITIES:
Accumulated deferred income taxes                                 -                -             -         (2,334)        867,691
Accumulated deferred investment tax credits                       -                -             -              -          75,820
Asset retirement obligations                                      -                -                            -         317,702
Retirement benefits                                               -                -             -              -         331,829
Other                                                             -              304             -         11,220         294,616
                                                           --------         --------      --------    -----------     -----------
                                                                  -              304             -          8,886       1,887,658
                                                           --------         --------      --------    -----------     -----------

          TOTAL LIABILITIES AND CAPITALIZATION             $ 14,563         $ 22,751      $374,746    $(1,211,257)    $ 7,316,930
                                                           ========         ========      ========    ===========     ===========


Note: Upon  adoption of FIN46, "Consolidation  at Variable  Interest  Entities",  in December  2003,  the PNBV  Capital  Trust was
      consolidated into Ohio Edison.

The notes to the  consolidated  financial  statements of Ohio Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2

                                            OHIO EDISON CONSOLIDATING INCOME STATEMENT
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                         OHIO             PENN
                                                        EDISON            POWER            OES            OES            OES
                                                      CORPORATE         CORPORATE       CAPITAL INC.  FINANCE, INC.    NUCLEAR
                                                     -----------        ---------       -----------   -------------   ----------

OPERATING REVENUES                                   $ 2,398,689        $526,867          $24,414       $     -       $ 14,764

OPERATING EXPENSES AND TAXES:
Fuel and purchased power                                 779,806         187,086                -             -              -
Other operating costs                                    640,020         182,033           11,700             -              -
Provision for depreciation and amortization              383,878          53,806              173             -            264
General taxes                                            147,052          22,458              568             -              -
Income taxes                                             176,294          34,164            3,639           462          2,046
                                                     -----------        --------          -------       -------       --------
   Total expenses                                      2,127,050         479,547           16,080           462          2,310
                                                     -----------        --------          -------       -------       --------

OPERATING INCOME                                         271,639          47,320            8,334          (462)        12,454

Equity in subsidiary earnings                             53,007               -                -             -              -
Other income                                              91,859           4,645              480        21,655             13
Other income taxes                                       (19,575)         (1,795)               -             -              -
                                                     -----------        --------          -------       -------       --------
OTHER INCOME                                             125,291           2,850              480        21,655             13
                                                     -----------        --------          -------       -------       --------

INCOME BEFORE NET INTEREST CHARGES                       396,930          50,170            8,814        21,193         12,467

NET INTEREST CHARGES:
Interest on long-term debt                                77,382          14,228                -             -              -
AFUDC and capitalized interest                            (2,886)         (3,189)               -             -              -
Other interest expense                                    18,891           1,298            1,959        20,442          9,464
Subsidiaries' preferred stock dividends                        -               -                -             -              -
                                                     -----------        --------          -------       -------       --------
   Net interest charges                                   93,387          12,337            1,959        20,442          9,464
                                                     -----------        --------          -------       -------       --------

INCOME BEFORE CUMULATIVE EFFECT
 OF ACCOUNTING CHANGE                                    303,543          37,833            6,855           751          3,003
                                                     -----------        --------          -------       -------       --------

Cumulative effect of accounting change                    21,102          10,618

NET INCOME                                               324,645          48,451            6,855           751          3,003

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                   2,732           3,188                -             -              -
                                                     -----------        --------          -------       -------       --------

EARNINGS ON COMMON STOCK                             $   321,913        $ 45,263          $ 6,855       $   751       $  3,003
                                                     ===========        ========          =======       =======       ========

                                                                        APOLLO         PNBV
                                                          OES         TAX CREDIT      CAPITAL                       OHIO EDISON
                                                     VENTURES, INC.    FUND IX         TRUST      ELIMINATIONS      CONSOLIDATED
                                                     --------------   ----------      -------     ------------      ------------

OPERATING REVENUES                                       $   -         $      -         $ -        $ (38,902)        $2,925,832

OPERATING EXPENSES AND TAXES:
Fuel and purchased power                                     -                -           -                -            966,892
Other operating costs                                        -                -           -          (35,718)           798,035
Provision for depreciation and amortization                  -                -           -                -            438,121
General taxes                                                -                -           -                -            170,078
Income taxes                                              (101)           1,375           -             (900)           216,979
                                                         -----         --------         ---        ---------         ----------
   Total expenses                                         (101)           1,375           -          (36,618)         2,590,105
                                                         -----         --------         ----       ---------         ----------

OPERATING INCOME                                           101           (1,375)          -           (2,284)           335,727

Equity in subsidiary earnings                                -                -           -          (53,007)                 -
Other income                                               845           (4,106)          -          (23,206)            92,185
Other income taxes                                        (453)               -           -           (2,371)           (24,194)
                                                         -----         --------         ---        ---------         ----------
OTHER INCOME                                               392           (4,106)          -          (78,584)            67,991
                                                         -----         --------         ---        ---------         ----------

INCOME BEFORE NET INTEREST CHARGES                         493           (5,481)          -          (80,868)           403,718

NET INTEREST CHARGES:
Interest on long-term debt                                   -                -           -             (542)            91,068
AFUDC and capitalized interest                               -                -           -                -             (6,075)
Other interest expense                                      (3)               -           -          (29,982)            22,069
Subsidiaries' preferred stock dividends                      -                -           -            3,731              3,731
                                                         -----         --------         ---        ---------         ----------
   Net interest charges                                     (3)               -           -          (26,793)           110,793
                                                         -----         --------         ---        ---------         ----------

INCOME BEFORE CUMULATIVE EFFECT
 OF ACCOUNTING CHANGE                                      496           (5,481)          -          (54,075)           292,925
                                                         -----         --------         ---        ---------         ----------

Cumulative effect of accounting change                                                                                   31,720

NET INCOME                                                 496           (5,481)          -          (54,075)           324,645

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                     -                -           -           (3,188)             2,732
                                                         -----         --------         ----       ---------         ----------

EARNINGS ON COMMON STOCK                                 $ 496         $ (5,481)        $ -        $ (50,887)        $  321,913
                                                         =====         ========         ====       =========         ==========


The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                 OHIO EDISON COMPANY CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                Ohio         Penn
                                               Edison        Power           OES           OES           OES           OES
                                             Corporate      Company     Capital, Inc.  Finance, Inc. Nuclear, Inc. Ventures, Inc.
                                            ----------      --------    ------------   ------------- ------------- -------------

RETAINED EARNINGS:
Balance - Beginning of Period               $  800,021      $ 50,916      $ 42,721        $ 1,737      $ 6,506        $ 2,118

Net Income                                     324,645        48,451         6,855            751        3,003            496
                                            ----------      --------      --------        -------      -------        -------

   Subtotal                                  1,124,666        99,367        49,576          2,488        9,509          2,614

Common Stock Dividends Declared               (599,000)      (42,000)      (45,000)             -            -              -

Preferred Stock Dividends Declared              (2,732)       (3,188)            -              -            -              -

Other                                                -             -             -              -            -              -
                                            ----------      --------      --------        -------      -------        -------

Balance - End of Period                     $  522,934      $ 54,179       $ 4,576        $ 2,488      $ 9,509        $ 2,614



ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period               $  (59,495)     $ (9,932)     $      -        $     -      $     -        $     -

Net Changes                                     20,802        (1,851)            -              -            -              -
                                            ----------      --------      --------        -------      -------        -------

Balance - End of Period                     $  (38,693)     $(11,783)     $      -        $     -      $     -        $     -
                                            ==========      ========      ========        =======      =======        =======


                                               Apollo         PNBV                        Ohio
                                             Tax Credit     Capital                      Edison
                                              Fund IX        Trust     Eliminations   Consolidated
                                             ----------     --------   ------------   ------------

RETAINED EARNINGS:
Balance - Beginning of Period                $ (7,671)        $ -       $ (96,327)      $ 800,021

Net Income                                     (5,481)          -         (54,075)        324,645
                                             --------         ---       ---------       ---------

   Subtotal                                   (13,152)          -        (150,402)      1,124,666

Common Stock Dividends Declared                     -           -          87,000        (599,000)

Preferred Stock Dividends Declared                                          3,188          (2,732)

Other                                               -           -               -               -
                                             --------         ---       ---------       ---------

Balance - End of Period                      $(13,152)        $ -       $ (60,214)      $ 522,934



ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period                $      -         $ -       $   9,932       $ (59,495)

Net Changes                                         -           -           1,851          20,802
                                             --------         ---       ---------       ---------

Balance - End of Period                      $      -         $ -       $  11,783       $ (38,693)
                                             ========         ===       =========       =========


The notes to the  consolidated  financial  statements of Ohio Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2
                                    OHIO EDISON COMPANY CONSOLIDATING STATEMENTS OF CASH FLOWS
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                             Ohio        Penn
                                                            Edison       Power           OES           OES            OES
                                                          Corporate     Company     Capital, Inc.  Finance, Inc.  Nuclear, Inc.
                                                          ---------     -------     ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                $ 324,645     $ 48,451      $  6,855      $    751        $ 3,003
Adjustments to reconcile net income
    to net cash from operating activities--
      Provision for depreciation and amortization           383,878       53,806           173             -            264
      Nuclear fuel and lease amortization                    28,570       15,947             -             -              -
      Undistributed subsidiary earnings                      33,993            -             -             -              -
      Cumulative effect of accounting change                (35,959)     (18,150)            -             -              -
      Deferred income taxes, net                            (72,155)      (2,816)          (67)          (11)         1,912
      Investment tax credits, net                           (12,335)      (2,412)            -             -              -
      Receivables                                           175,158       16,276        31,296          (111)           (89)
      Materials and supplies                                  1,571       (3,609)            -             -              -
      Accounts payable                                       54,525      (11,163)       22,783        11,599             86
      Other                                                 115,679       32,182          (152)            2             (1)
                                                          ---------     --------      --------      --------        -------
         Net cash provided from operating activities        997,570      128,512        60,888        12,230          5,175
                                                          ---------     --------      --------      --------        -------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
     Common stock                                                 -            -             -             -              -
     Long-term debt                                         365,000            -             -             -              -
     Short-term borrowings, net                                   -       11,334             -             -              -
Redemptions and Repayments--
     Common stock                                                 -            -             -             -              -
     Preferred stock                                              -         (750)            -             -              -
     Long-term debt                                        (483,551)     (41,155)            -             -         (5,200)
     Short-term borrowings, net                            (255,024)           -       (10,035)            -              -
Dividend Payments--
     Common stock                                          (599,000)     (42,000)      (45,000)            -              -
     Preferred stock                                         (2,732)      (3,188)            -             -              -
                                                          ---------     --------      --------      --------        -------
         Net cash provided from (used for)
           financing activities                            (975,307)     (75,759)      (55,035)            -         (5,200)
                                                          ---------     --------      --------      --------        -------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property addition                                          (118,155)     (70,864)            -             -              -
Loan payments from (to) associated companies, net            95,162       34,660       (11,294)      (13,673)          (757)
Other                                                       (12,932)     (17,731)        5,427             -              -
                                                          ---------     --------      --------      --------        -------
     Net cash provided from (used for)
       investing activities                                 (35,925)     (53,935)       (5,867)      (13,673)          (757)
                                                          ---------     --------      --------      --------        -------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                             $ (13,662)    $ (1,182)        $ (14)     $ (1,443)        $ (782)
                                                          =========     ========      ========      ========        =======


                                                                         Apollo       PNBV                          Ohio
                                                           OES         Tax Credit    Capital                       Edison
                                                       Ventures, Inc.   Fund IX       Trust      Eliminations   Consolidated
                                                       -------------   ----------   ---------    -------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                              $   496        $ (5,481)    $     -      $ (54,075)     $  324,645
Adjustments to reconcile net income
    to net cash from operating activities--
      Provision for depreciation and amortization             -               -           -              -         438,121
      Nuclear fuel and lease amortization                     -               -           -         (5,200)         39,317
      Undistributed subsidiary earnings                       -               -           -        (33,993)              -
      Cumulative effect of accounting change                  -               -           -              -         (54,109)
      Deferred income taxes, net                           (404)              -           -              -         (73,541)
      Investment tax credits, net                             -               -           -              -         (14,747)
      Receivables                                          (945)          6,568      (2,757)       (54,904)        170,492
      Materials and supplies                                  -               -           -              -          (2,038)
      Accounts payable                                    1,099              (2)      2,652         51,404         132,983
      Other                                                 564             845           -          1,380         150,499
                                                        -------        --------     -------      ---------      ----------
         Net cash provided from operating activities        810           1,930        (105)       (95,388)      1,111,622
                                                        -------        --------     -------      ---------      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
     Common stock                                             -               -      22,481        (22,481)              -
     Long-term debt                                           -               -     349,613       (349,613)        365,000
     Short-term borrowings, net                               -               -           -        (11,334)              -
Redemptions and Repayments--
     Common stock                                             -            (189)          -            189               -
     Preferred stock                                          -               -           -              -            (750)
     Long-term debt                                           -               -           -         10,400        (519,506)
     Short-term borrowings, net                               -          (2,242)          -         42,513        (224,788)
Dividend Payments--
     Common stock                                             -               -           -         87,000        (599,000)
     Preferred stock                                          -               -           -          3,188          (2,732)
                                                        -------        --------     -------      ---------      ----------
         Net cash provided from (used for)
           financing activities                               -          (2,431)    372,094       (240,138)       (981,776)
                                                        -------        --------     -------      ---------      ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property addition                                             -               -           -              -        (189,019)
Loan payments from (to) associated companies, net        (2,750)         (3,768)          -        (31,179)         66,401
Other                                                       909           3,739    (371,974)       366,705         (25,857)
                                                        -------        --------     -------      ---------      ----------
     Net cash provided from (used for)
       investing activities                              (1,841)            (29)   (371,974)       335,526        (148,475)
                                                        -------        --------     -------      ---------      ----------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                           $(1,031)       $   (530)    $    15      $       -      $  (18,629)
                                                        =======        ========     =======      =========      ==========


The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2

                               CLEVELAND ELECTRIC ILLUMINATING COMPANY CONSOLIDATING BALANCE SHEETS
                                                     As of December 31, 2003
                                                         (In thousands $)

                                                                                                                          Cleveland
                                                                      Centerior    CEI     Shippingport                   Electric
                                                   Cleveland Electric  Funding  Financing    Capital                    Illuminating
        ASSETS                                        Illuminating      Corp      Trust       Trust      Eliminations   Consolidated
                                                   ------------------  --------  --------- ------------  ------------   ------------

UTILITY PLANT
In service                                            $ 4,232,335     $      -    $   -      $      -     $       -     $ 4,232,335
Less--Accumulated provision for depreciation           (1,857,588)           -        -             -             -      (1,857,588)
                                                      -----------     --------    -----      --------     ---------     -----------
                                                        2,374,747            -        -             -             -       2,374,747
Construction work in progress                             181,235            -        -             -             -         181,235
                                                      -----------     --------    -----      --------     ---------     -----------
                                                        2,555,982            -        -             -             -       2,555,982
                                                      -----------     --------- -------      --------     ---------     -----------

OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes                                      -            -        -       605,915             -         605,915
Nuclear plant decommissioning trusts                      313,621            -        -             -             -         313,621
Long-term notes receivable from associated companies      107,946            -        -             -             -         107,946
Other                                                     450,505            -        -             -      (426,869)         23,636
                                                      -----------     --------  -------      --------     ---------     -----------
                                                          872,072            -        -       605,915      (426,869)      1,051,118
                                                      -----------     --------  -------      --------     ---------     -----------

CURRENT ASSETS:
Cash and cash equivalents                                  24,722            -        -            60             -          24,782
Receivables
     Customers                                             10,313            -        -             -             -          10,313
     Associated companies                                  74,982            -        -             -       (34,441)         40,541
     Other                                                 66,686      106,742        -        11,751             -         185,179
Notes receivable from associated companies                  8,831        4,500        -             -       (12,849)            482
Material and supplies                                      50,616            -        -             -             -          50,616
Prepayments and other                                       4,511            -        -             -             -           4,511
                                                      -----------     --------  -------      --------     ---------     -----------
                                                          240,661      111,242        -        11,811       (47,290)        316,424
                                                      -----------     --------  -------      --------     ---------     -----------

DEFERRED CHARGES:
Regulatory assets                                       1,056,050            -        -             -             -       1,056,050
Goodwill                                                1,693,629            -        -             -             -       1,693,629
Property taxes                                             77,122            -        -             -             -          77,122
Other                                                      23,123            -        -             -             -          23,123
                                                      -----------     --------  -------      --------     ----------    -----------
                                                        2,849,924            -        -             -             -       2,849,924
                                                      -----------     --------  -------      --------     ---------     -----------

TOTAL ASSETS                                          $ 6,518,639     $111,242  $     -      $617,726     $(474,159)    $ 6,773,448
                                                      ===========     ========  =======      ========     =========     ===========


Note: Upon adoption of FIN46, "Consolidation at Variable Interest Entities",  in December 2003, the Shippingport Capital Trust was
      consolidated into Cleveland Electric Illuminating.

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2003,  are an integral part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2
                               CLEVELAND ELECTRIC ILLUMINATING COMPANY CONSOLIDATING BALANCE SHEETS
                                                     As of December 31, 2003
                                                         (In thousands $)

                                                                                                                          Cleveland
                                                                       Centerior     CEI    Shippingport                  Electric
          CAPITALIZATION AND LIABILITIES           Cleveland Electric   Funding   Financing   Capital                   Illuminating
                                                      Illuminating       Corp       Trust      Trust     Eliminations   Consolidated
                                                   ------------------ ----------  ---------  ----------- ------------   ------------
CAPITALIZATION:
Common stockholder's equity                           $ 1,778,827     $ 52,883       $ -      $ 32,094     $ (84,977)   $ 1,778,827
Preferred stock not subject to mandatory redemption        96,404            -         -             -             -         96,404
Long-term debt and other long-term obligations--
     Preferred stock subject to mandatory redemption        4,014            -         -             -             -          4,014
     Subordinated debentures to affiliated trusts         103,093            -         -             -             -        103,093
     Notes payable to associated companies                      -            -         -       572,829      (373,986)       198,843
     Other                                              1,578,693            -         -             -             -      1,578,693
                                                      -----------     --------       ---      --------     ---------    -----------
                                                        3,561,031       52,883         -       604,923      (458,963)     3,759,874
                                                      -----------     --------       ---      --------     ---------    -----------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock      387,414            -         -             -             -        387,414
Accounts payable--
     Associated companies                                 241,245       34,993         -         4,018       (34,441)       245,815
     Other                                                  7,342            -         -             -             -          7,342
Notes payable to associated companies                     175,253       16,967         -         8,785       (12,849)       188,156
Accrued taxes                                             196,450        6,072         -             -             -        202,522
Accrued interest                                           37,872            -         -             -             -         37,872
Lease market valuation liability                           60,200            -         -             -             -         60,200
Other                                                      76,395          327         -             -             -         76,722
                                                      -----------     --------       ---      --------     ---------    -----------
                                                        1,182,171       58,359         -        12,803       (47,290)     1,206,043
                                                      -----------     --------       ---      --------     ---------    -----------

NONCURRENT LIABILITIES:
Accumulated deferred income taxes                         486,048            -         -             -             -        486,048
Accumulated deferred investment tax credits                65,996            -         -             -             -         65,996
Asset retirement obligation                               254,834            -         -             -             -        254,834
Retirement benefits                                       105,101            -         -             -             -        105,101
Lease market valuation liability                          728,400            -         -             -             -        728,400
Other                                                     135,058            -         -             -        32,094        167,152
                                                      -----------     --------       ---      --------     ---------    -----------
                                                        1,775,437            -         -             -        32,094      1,807,531
                                                      -----------     --------       ---      --------     ---------    -----------

TOTAL CAPITALIZATION AND LIABILITIES                  $ 6,518,639     $111,242       $ -      $617,726     $(474,159)   $ 6,773,448
                                                      ===========     ========       ===      ========     =========    ===========


Note: Upon adoption of FIN46, "Consolidation at Variable Interest Entities",  in December 2003, the Shippingport Capital Trust was
      consolidated into Cleveland Electric Illuminating.

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2003,  are an integral part of the  consolidating  financial statements.



                                                                                                                        hibit F-2

                                  CLEVELAND ELECTRIC ILLUMINATING CONSOLIDATING INCOME STATEMENT
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                                                                                       Cleveland
                                                      Cleveland                                                        Electric
                                                      Electric        Centerior     CEI Financing                    Illuminating
                                                    Illuminating    Funding Corp        Trust        Eliminations    Consolidated
                                                    ------------    ------------    --------------   -------------   ------------

OPERATING REVENUES                                   $1,709,489      $ 11,295          $    -          $      -      $ 1,720,784
                                                     ----------      --------          ------          --------      ------------

OPERATING EXPENSES AND TAXES:
Fuel and purchased power                                595,279             -               -                 -          595,279
Other operating expenses                                477,328            51               -                 -          477,379
Provision for depreciation and amortization             198,307             -               -                 -          198,307
General taxes                                           136,434             -               -                 -          136,434
Income  taxes                                            58,237             -               -                 -           58,237
                                                     ----------      --------          ------          --------      -----------
   Total expenses                                     1,465,585            51               -                 -        1,465,636
                                                     ----------      -----------       ------          --------      -----------

OPERATING INCOME                                        243,904        11,244               -                 -          255,148

EQUITY IN SUBSIDIARY EARNINGS                             6,452             -               -            (6,452)               -
Other Income                                            171,826             -           9,278           (10,271)         170,833
Other income taxes                                      (69,724)       (3,324)              -                 -          (73,048)
                                                     ----------      --------          ------          --------      -----------
OTHER INCOME                                            108,554        (3,324)          9,278           (16,723)          97,785
                                                     ----------      --------          ------          --------      -----------

INCOME BEFORE NET INTEREST CHARGES                      352,458         7,920           9,278           (16,723)         352,933

NET INTEREST CHARGES:
Subsidiary's preferred stock dividends                        -             -               -             4,500            4,500
Interest on long-term debt                              153,467             -               -             4,500          157,967
AFUDC - Borrowed Funds                                   (8,232)            -               -                 -           (8,232)
Deferred Interest Income                                                    -               -                 -                -
Other Interest Expense                                   10,190         1,746               -           (10,271)           1,665
                                                     ----------      --------          ------          --------      -----------
   Net interest charges                                 155,425         1,746               -            (1,271)         155,900
                                                     ----------      --------          ------          --------      -----------

INCOME BEFORE CUMULATIVE EFFECT OF
    ACCOUNTING CHANGE                                   197,033         6,174           9,278           (15,452)         197,033

Cumulative effect of accounting change                   42,378             -               -                 -           42,378
                                                     ----------      --------          ------          --------      -----------

NET INCOME                                              239,411         6,174           9,278           (15,452)         239,411

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                  7,526             -           9,000            (9,000)           7,526
                                                     ----------      --------          ------          --------      -----------

EARNINGS AVAILABLE FOR COMMON                        $  231,885       $ 6,174          $  278          $ (6,452)      $  231,885
                                                     ==========      ========          ======          ========       ==========


The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2003,  are an integral part of the  consolidating  financial statements.



                                                                                                                    Exhibit F-2

                       CLEVELAND ELECTRIC ILLUMINATING COMPANY CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                                    Centerior         CEI                      Cleveland Electric
                                             Cleveland Electric      Funding       Financing                      Illuminating
                                                Illuminating           Corp          Trust      Eliminations      Consolidated
                                             ------------------     --------       ---------    ------------   ------------------

RETAINED EARNINGS:
Balance - Beginning of Period                   $ 262,323           $   154        $    12       $   (166)           $262,323

Net Income                                        239,411             6,174          9,278        (15,452)            239,411
                                                ---------            ------        -------       --------            --------

   Subtotal                                       501,734             6,328          9,290        (15,618)            501,734

Cash Dividends on Common Stock                          -            (2,534)          (290)         2,824                   -

Cash Dividends on Preferred Stock                  (7,429)                -         (9,000)         9,000              (7,429)

Other                                                 (93)                -              -              -                 (93)
                                                ---------           -------        -------       --------            --------

Balance - End of Period                         $ 494,212           $ 3,794        $     -       $ (3,794)           $494,212



ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period                   $ (44,284)          $     -        $     -       $      -            $(44,284)

Net Changes                                        46,937                 -              -              -              46,937
                                                ---------           -------        -------       --------            --------

Balance - End of Period                         $   2,653           $     -        $     -       $      -            $  2,653
                                                =========           =======        =======       ========            ========


The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2

                           CLEVELAND ELECTRIC ILLUMINATING COMPANY CONSOLIDATING STATEMENT OF CASH FLOWS
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                                                                                          Cleveland
                                                                     Centerior      CEI     Shippingport                  Electric
                                                 Cleveland Electric   Funding    Financing    Capital                   Illuminating
                                                   Illuminating         Corp       Trust       Trust      Eliminations  Consolidated
                                                 ------------------  ---------   ---------  ------------  ------------  ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                           $239,411        $ 6,174      $9,278   $       -      $ (15,452)     $ 239,411
Adjustments to reconcile net income to net
   cash from operating activities:
   Provision for depreciation and amortization        198,307              -           -           -              -        198,307
   Nuclear fuel and capital lease amortization         17,466              -           -           -              -         17,466
   Other amortization                                 (16,278)             -           -           -              -        (16,278)
   Deferred operating lease costs, net                (78,214)             -           -           -              -        (78,214)
   Deferred income taxes, net                          27,139              -           -           -              -         27,139
   Amortization of investment tax credits              (4,807)             -           -           -              -         (4,807)
   Accrued retirement benefit obligations               7,630              -           -           -              -          7,630
   Accrued compensation, net                           (8,743)             -           -           -              -         (8,743)
   Cumulative effect of accounting change             (72,546)             -           -           -              -        (72,546)
   Receivables                                         (5,754)        44,138         387     (11,751)       (43,359)       (16,339)
   Materials and supplies                               5,771              -           -           -              -          5,771
   Accounts payable                                   (28,749)       (47,718)          -       4,018         17,591        (54,858)
   Accrued taxes                                       74,062          2,199           -           -              -         76,261
   Accrued interest                                   (13,895)             -           -           -              -        (13,895)
   Prepayments and other current assets                  (294)             -           -           -              -           (294)
   Other                                               40,902            (25)       (375)          -         18,322         58,824
                                                     --------        -------      ------   ---------      ---------      ---------
      Net cash provided from
        operating activities                          381,408          4,768       9,290      (7,733)       (22,898)       364,835
                                                     --------        -------      ------   ---------      ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Long-term debt                                     296,905              -           -     572,829       (572,829)       296,905
   Equity contribution from parent                    300,000        (18,867)          -      32,094        (13,227)       300,000
  Short-term borrowings, net                                -              -           -           -              -              -
Redemptions and repayments-
   Preferred stock                                     (1,093)             -           -           -              -         (1,093)
   Long-term debt                                    (677,097)             -           -           -              -       (677,097)
  Short-term borrowings, net                         (117,830)        16,633           -       8,785        (16,800)      (109,212)
Dividend payments
   Common stock                                             -         (2,534)       (290)          -          2,824              -
   Preferred stock                                     (7,451)             -      (9,000)          -          9,000         (7,451)
                                                     --------        -------      ------   ---------      ---------      ---------
      Net cash provided from (used for)
        financing activities                         (206,566)        (4,768)     (9,290)    613,708       (591,032)      (197,948)
                                                     --------        -------      ------   ---------      ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions                                   (134,899)             -           -           -              -       (134,899)
Loan payments from (to) associated companies, net     (13,018)             -           -           -          8,015         (5,003)
Investment in lessor notes                             44,732              -           -    (605,915)       605,915         44,732
Contributions to nuclear decommissioning trusts       (29,024)             -           -           -              -        (29,024)
Other                                                 (48,293)             -           -           -              -        (48,293)
                                                     --------        -------      ------   ---------      ---------      ---------
      Net cash provided from (used for)
        investing activities                         (180,502)             -           -    (605,915)       613,930       (172,487)
                                                     --------        -------    --------   ---------      ---------      ---------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS                         $ (5,660)       $     -      $    -   $      60      $       -      $  (5,600)
                                                     ========        =======    ========   =========      =========      =========


The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                Exhibit F-2

                                        TOLEDO EDISON COMPANY CONSOLIDATING BALANCE SHEETS
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                                                 Toledo                       Toledo Edison
                                                              Toledo Edison     Capital                          Company
              ASSETS                                              Company         Corp       Eliminations     Consolidated
                                                              -------------     -------      ------------     -------------

     UTILITY PLANT
     In service                                                $ 1,714,870      $      -      $       -         $1,714,870
     Less--Accumulated provision for depreciation                 (721,754)            -              -           (721,754)
                                                               -----------      --------      ---------         ----------
                                                                   993,116             -              -            993,116
     Construction work in progress                                 145,240             -              -            145,240
                                                               -----------      --------      ---------         ----------
                                                                 1,138,356             -              -          1,138,356
                                                               -----------      --------      ---------         ----------

     OTHER PROPERTY AND INVESTMENTS:
     Investment in lessor notes                                    222,731         2,096        (23,889)           200,938
     Nuclear plant decommissioning trusts                          240,634             -              -            240,634
     Long-term notes receivable from associated companies          163,626             -              -            163,626
     Other                                                           2,119             -              -              2,119
                                                               -----------      --------      ---------         ----------
                                                                   629,110         2,096        (23,889)           607,317
                                                               -----------      --------      ---------         ----------

     CURRENT ASSETS:
     Cash and cash equivalents                                       2,237             -              -              2,237
     Receivables
          Customers                                                  4,083             -              -              4,083
          Associated companies                                      29,158             -              -             29,158
          Other                                                     14,386             -              -             14,386
     Notes receivable from associated companies                     17,512        25,267        (23,463)            19,316
     Material and supplies                                          35,147             -              -             35,147
     Prepayments and other                                           6,704             -              -              6,704
                                                               -----------      --------      ---------         ----------
                                                                   109,227        25,267        (23,463)           111,031
                                                               -----------      --------      ---------         ----------

     DEFERRED CHARGES:
     Regulatory assets                                             459,040             -              -            459,040
     Goodwill                                                      504,522             -              -            504,522
     Property taxes                                                 24,443             -              -             24,443
     Other                                                          10,689             -              -             10,689
                                                               -----------      --------      ---------         ----------
                                                                   998,694             -              -            998,694
                                                               -----------      --------      ---------         ----------

     TOTAL ASSETS                                              $ 2,875,387      $ 27,363      $ (47,352)        $2,855,398
                                                               ===========      ========      =========         ==========


The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                   Exhibit F-2

                                        TOLEDO EDISON COMPANY CONSOLIDATING BALANCE SHEETS
                                                      As of December 31, 2003
                                                         (In thousands $)

                                                                                Toledo                           Toledo Edison
                                                           Toledo Edison        Capital                             Company
               LIABILITIES AND CAPITALIZATION                 Company            Corp           Eliminations      Consolidated
                                                           -------------       ----------       ------------     -------------

  CAPITALIZATION:
  Common stockholders' equity                                $  749,521         $ 26,543         $ (26,543)       $  749,521
  Preferred stock not subject to mandatory redemption           126,000                -                 -           126,000
  Long-term debt                                                270,072                -                 -           270,072
                                                             ----------         --------         ---------        ----------
                                                              1,145,593           26,543           (26,543)        1,145,593
                                                             ----------         --------         ---------        ----------

  CURRENT LIABILITIES:
  Currently payable long-term debt and preferred stock          283,650                -                 -           283,650
  Short-term borrowings                                          70,000                -                 -            70,000
  Accounts payable
       Associated companies                                     132,850               26                 -           132,876
      Other                                                       2,816                -                 -             2,816
  Notes payable to associated companies                         309,416                -           (23,463)          285,953
  Accrued taxes                                                  55,349              255                 -            55,604
  Accrued interest                                               12,412                -                 -            12,412
  Lease market valuation liability                               24,600                                               24,600
  Other                                                          37,270                -                29            37,299
                                                             ----------         --------         ---------        ----------
                                                                928,363              281           (23,434)          905,210
                                                             ----------         --------         ---------        ----------

  NONCURRENT LIABILITIES:
  Accumulated deferred income taxes                             201,954                -                 -           201,954
  Accumulated deferred investment tax credits                    27,200                -                 -            27,200
  Asset retirement obligation                                   181,839                -                 -           181,839
  Nuclear plant decommissioning costs                                 -                -                 -                 -
  Other postretirement benefits                                  47,006                -                 -            47,006
  Lease market valuation liability                              292,600                -                 -           292,600
  Other                                                          53,457              539                 -            53,996
                                                             ----------         --------         ---------        ----------
                                                                804,056              539                 -           804,595
                                                             ----------         --------         ---------        ----------

  TOTAL LIABILITIES AND CAPITALIZATION                       $2,878,012         $ 27,363         $ (49,977)       $2,855,398
                                                             ==========         ========         =========        ==========


The notes to the consolidated  financial statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2

                                           TOLEDO EDISON CONSOLIDATING INCOME STATEMENT
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                                                  TOLEDO                               TOLEDO
                                                                 TOLEDO           EDISON                               EDISON
                                                                 EDISON        CAPITAL CORP.     ELIMINATIONS       CONSOLIDATED
                                                                ---------      -------------     ------------       ------------

      OPERATING REVENUES                                        $ 932,847         $    -           $     -           $ 932,847

      OPERATING EXPENSES AND TAXES:
      Fuel and purchased power                                    334,409              -                 -             334,409
      Other operating expenses                                    382,133              -                 -             382,133
      Provision for depreciation and amortization                 140,614              -                 -             140,614
      General taxes                                                50,742              -                 -              50,742
      Income  taxes                                                (9,070)            (4)                               (9,074)
                                                                ---------         ------           -------           ---------
         Total expenses                                           898,828             (4)                -             898,824
                                                                ---------         ------           -------           ---------

      OPERATING INCOME                                             34,019              4                 -              34,023

      EQUITY IN SUBSIDIARY EARNINGS                                   121              -              (121)                  -
      Other Income                                                 36,545            130               (13)             36,662
      Other income taxes                                          (14,467)             -                 -             (14,467)
                                                                ---------         ------           -------           ---------
      OTHER INCOME                                                 22,199            130              (134)             22,195
                                                                ---------         ------           -------           ---------

      INCOME BEFORE NET INTEREST CHARGES                           56,218            134              (134)             56,218

      NET INTEREST CHARGES:
      Interest on long-term debt                                   38,874              -                 -              38,874
      AFUDC - Borrowed Funds                                       (5,838)             -                 -              (5,838)
      Other interest expense                                        3,252              -                 -               3,252
                                                                ---------         ------           -------           ---------
         Net interest charges                                      36,288              -                 -              36,288
                                                                ---------         ------           -------           ---------

      INCOME BEFORE CUMULATIVE EFFECT OF
         ACCOUNTING CHANGE                                         19,930            134              (134)             19,930
                                                                ---------         ------           -------           ---------

      Cumulative effect of accounting change                       25,550              -                 -              25,550
                                                                ---------         ------           -------           ---------

      NET INCOME                                                   45,480            134              (134)             45,480
                                                                ---------         ------           -------           ---------

      PREFERRED STOCK
         DIVIDEND REQUIREMENTS                                      8,838              -                 -               8,838
                                                                ---------         ------           -------           ---------

      EARNINGS AVAILABLE FOR COMMON                             $  36,642         $  134           $  (134)          $  36,642
                                                                =========         ======           =======           =========


The notes to the consolidated  financial statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                   Exhibit F-2

                                   TOLEDO EDISON CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                              For the Year Ended December 31, 2003
                                                        (In thousands $)

                                                                         Toledo Edison
                                                    Toledo Edison           Capital                               Toledo Edison
                                                     Corporation          Corporation         Eliminations         Consolidated
                                                    -------------        -------------        ------------        -------------

Balance - Beginning of Period                        $  76,978             $   160              $ (160)             $ 76,978
3
Net Income                                              45,480                 134                (134)               45,480
                                                     ---------             -------              ------              --------

   Subtotal                                            122,458                 294                (294)              122,458

Common Stock Dividends Declared                              -                   -                   -                     -

Preferred Stock Dividends Declared                      (8,838)                  -                   -                (8,838)

Other                                                        -                   -                   -                     -
                                                     ---------             -------              -------             --------
Balance - End of Period                              $ 113,620             $   294              $ (294)             $113,620
                                                     =========             =======              ======              ========


ACCUMULATED OTHER COMPREHENSIVE INCOME:

Balance - Beginning of Period                        $ (20,012)            $     -              $    -              $(20,012)

Net Changes                                             31,684                   -                   -                31,684
                                                     ---------             -------              ------              --------

Balance - End of Period                              $  11,672             $     -              $    -              $ 11,672
                                                     =========             =======              ======              ========


The notes to the consolidated  financial statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                    Exhibit F-2

                                   TOLEDO EDISON COMPANY CONSOLIDATING STATEMENTS OF CASH FLOWS
                                               For the Year Ended December 31, 2003
                                                         (In thousands $)

                                                                     Toledo        Toledo Edison                      Toledo
                                                                     Edison          Capital                          Edison
                                                                   Corporate          Corp.        Eliminations    Consolidated
                                                                    --------       -------------   ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                         $  45,480           $ 134          $ (134)      $  45,480
Adjustments to reconcile net income
    to net cash from operating activities--
      Provision for depreciation and amortization                    140,613               0               0         140,613
      Nuclear fuel and lease amortization                              9,289               0               0           9,289
      Deferred operating lease costs, net                            (37,001)              0               0         (37,001)
      Undistributed subsidiary earnings                                    0             257            (257)              0
      Deferred income taxes, net                                       5,619               0               0           5,619
      Amortization of investment tax credits, net                     (2,056)              0               0          (2,056)
      Accrued retirement benefit obligation                            6,205               0               0           6,205
      Accrued compensation, net                                       (5,365)              0               0          (5,365)
      Cumulative effect of accounting change                         (43,751)              0               0         (43,751)
      Receivables                                                     19,081              26               0          19,107
      Materials and supplies                                           1,481               0               0           1,481
      Accounts payable                                               (53,791)             26               0         (53,765)
      Accrued taxes                                                   20,959             (31)              0          20,928
      Accrued interest                                                (3,965)              0               0          (3,965)
      Prepayments & other current assets                              (3,249)              0               0          (3,249)
      Other                                                           (1,402)              0               4          (1,398)
                                                                   ---------           -----          ------       ---------
           Net cash provided from operating activities                98,147             412            (387)         98,172
                                                                   ---------           -----          ------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
     Short-term borrowings, net                                      206,300               0               0         206,300
Redemptions and Repayments--
     Long-term debt                                                 (190,794)              0               0        (190,794)
Dividend Payments--
     Preferred stock                                                  (8,844)              0               0          (8,844)
                                                                   ---------           -----          ------       ---------
         Net cash provided from (used for) financing activities        6,662               0               0           6,662
                                                                   ---------           -----          ------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property addition                                                    (84,924)              0               0         (84,924)
Loan payments from (to) associated companies, net                    (18,791)            (35)              0         (18,826)
Investment in lessor notes                                            40,025               0               0          40,025
Contributions to nuclear decommissioning trusts                      (28,541)              0               0         (28,541)
Other                                                                (31,019)           (387)            387         (31,019)
                                                                   ---------           -----          ------       ---------
     Net cash provided from (used for) investing activities         (123,250)           (422)            387        (123,285)
                                                                   ---------           -----          ------       ---------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                      $ (18,441)          $ (10)         $    -       $ (18,451)
                                                                   =========           =====          ======       ==========

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                         Jersey Central Power and Light Company
                                               Consolidating Balance Sheet
                                                 As of December 31, 2003
                                                     (In Thousands)


                                                                                          JCP&L       JCP&L Preferred
                                                                Jersey Central Power    Transition     Capital, Inc.
                                                                 & Light Company       Funding LLC      Consolidated
                                                                --------------------   -----------    ---------------

                           ASSETS
UTILITY PLANT:
   In Service                                                       $ 3,642,467         $       -        $     -
   Less - Total Accum Provision For Depreciation                      1,367,042
                                                                    -----------         ---------        -------
Net Utility Plant excluding Construction Work In Progress             2,275,425                 -              -
Construction Work In Progress                                            48,985
                                                                    ------------        ---------        -------
Net Utility Plant                                                     2,324,410                 -              -
                                                                    -----------         ---------        -------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                                  125,945
   Nuclear Fuel Disposal Trust                                          155,774
   Long-term Notes Receivable from Associated Company                    19,579
   Investments in Subsidiaries                                            1,625
   Other                                                                 18,744                 -
                                                                    -----------         ---------        -------
      Total Other Property & Investments                                321,667                 -              -
                                                                    -----------         ---------        -------

CURRENT ASSETS:
   Cash and Cash Equivalents                                                270                 1              -
   Receivables:
      Customers                                                         198,061
      Associated Companies                                              127,863            60,299          4,281
      Other                                                              46,411                                -
   Material and Supplies, at average cost                                 2,480
   Prepayments and Other                                                 42,116             7,244
                                                                    -----------         ---------        -------
      Total Current Assets                                              417,201            67,544          4,281
                                                                    -----------         ---------        -------

DEFERRED CHARGES:
   Goodwill                                                           2,001,302
   Regulatory Assets                                                  2,271,586
   Accumulated Deferred Income Taxes                                    318,368                                -
   Other                                                                  8,646           286,628
                                                                    -----------         ---------        -------
      Total Deferred Charges                                          4,599,902           286,628              -
                                                                    -----------         ---------        -------
         TOTAL ASSETS                                               $ 7,663,180         $ 354,172        $ 4,281
                                                                    ===========         =========        =======


                                                                    Eliminations   Jersey Central Power
                                                                        and         & Light Company
                                                                    Adjustments       Consolidated
                                                                    ------------    -------------------

                           ASSETS
UTILITY PLANT:
   In Service                                                       $        -          $3,642,467
   Less - Total Accum Provision For Depreciation                                         1,367,042
                                                                    ----------          ----------
Net Utility Plant excluding Construction Work In Progress                    -           2,275,425
Construction Work In Progress                                                               48,985
                                                                    ----------          ----------
Net Utility Plant                                                            -           2,324,410
                                                                    ----------          ----------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                                                     125,945
   Nuclear Fuel Disposal Trust                                                             155,774
   Long-term Notes Receivable from Associated Company                                       19,579
   Investments in Subsidiaries                                          (1,625)                  -
   Other                                                                                    18,744
                                                                    ----------          ----------
      Total Other Property & Investments                                (1,625)            320,042
                                                                    ----------          ----------

CURRENT ASSETS:
   Cash and Cash Equivalents                                                 -                 271
   Receivables:
      Customers                                                                            198,061
      Associated Companies                                            (122,431)             70,012
      Other                                                                  -              46,411
   Material and Supplies, at average cost                                                    2,480
   Prepayments and Other                                                                    49,360
                                                                    ----------          ----------
      Total Current Assets                                            (122,431)            366,595
                                                                    ----------          ----------

DEFERRED CHARGES:
   Goodwill                                                                              2,001,302
   Regulatory Assets                                                   286,628           2,558,214
   Accumulated Deferred Income Taxes                                  (318,368)                  -
   Other                                                              (286,793)              8,481
                                                                    ----------          ----------
      Total Deferred Charges                                          (318,533)          4,567,997
                                                                    ----------          ----------
         TOTAL ASSETS                                               $ (442,589)         $7,579,044
                                                                    ==========          ==========


The notes to the consolidated  financial statements of JCP&L and JCP&L Transition Funding LLC, which are  incorporated  by reference  from the annual report on Form 10-K for the year ended December 31,
2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                         Jersey Central Power and Light Company
                                               Consolidating Balance Sheet
                                                 As of December 31, 2003
                                                     (In Thousands)


                                                                                              JCP&L           JCP&L Preferred
                                                                Jersey Central Power        Transition         Capital, Inc.
                                                                 & Light Company           Funding LLC          Consolidated
                                                                --------------------       -----------        ---------------

                CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                   $   153,713            $      -              $     -
      Other Paid-In Capital                                            3,029,894               1,601                    -
      Accumulated Other Comprehensive Income/(Loss)                      (51,765)
      Retained Earnings                                                   22,132                  15                    -
                                                                     -----------            --------              -------
      Total Common Stockholder's Equity                                3,153,974               1,616                    -
                                                                     -----------            --------              -------
   Preferred stock not subject to mandatory redemption                    12,649                   -
   Long-Term Debt and Other Long-Term Obligations                        815,379             280,777
                                                                     -----------            --------              -------
      Total Capitalization                                             3,982,002             282,393                    -
                                                                     -----------            --------              -------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                      160,332              15,589
   Accounts Payable:
      Associated Companies                                               105,881              54,802                4,158
      Other                                                              105,815
  Notes payable to associated companies                                  230,985
   Accrued Taxes                                                             791                   3                  125
   Accrued Interest                                                       13,460               1,385                   (2)
   Other                                                                  58,103
                                                                     -----------            --------              -------
Total Current Liabilities                                                675,367              71,779                4,281
                                                                     -----------            --------              -------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                     958,576                                        -
   Accumulated Deferred Investment Tax Credits                             7,711                                        -
   Power Purchase Contract Loss Liability                              1,473,070
   Nuclear Fuel Disposal Costs                                           167,936
   Asset Retirement Obligation                                           109,851
   Retirement Benefits                                                   159,219
   Other                                                                 129,448
                                                                     -----------            --------              -------
Total Noncurrent Liabilities                                           3,005,811                   -                    -
                                                                     -----------            --------              -------

                                                                     -----------            --------              -------
      Total Capitalization & Liabilities                             $ 7,663,180            $354,172              $ 4,281
                                                                     ===========            ========              =======


                                                                       Eliminations     Jersey Central Power
                                                                           and            & Light Company
                                                                       Adjustments          Consolidated
                                                                      ------------      --------------------

                CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                      $        -         $   153,713
      Other Paid-In Capital                                                 (1,601)          3,029,894
      Accumulated Other Comprehensive Income/(Loss)                                            (51,765)
      Retained Earnings                                                        (15)             22,132
                                                                        ----------         -----------
      Total Common Stockholder's Equity                                     (1,616)          3,153,974
                                                                        ----------         -----------
   Preferred stock not subject to mandatory redemption                           -              12,649
   Long-Term Debt and Other Long-Term Obligations                             (165)          1,095,991
                                                                        ----------         -----------
      Total Capitalization                                                  (1,781)          4,262,614
                                                                        ----------         -----------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                                            175,921
   Accounts Payable:
      Associated Companies                                                (122,431)             42,410
      Other                                                                      -             105,815
  Notes payable to associated companies                                                        230,985
   Accrued Taxes                                                                                   919
   Accrued Interest                                                              -              14,843
   Other                                                                        (9)             58,094
                                                                        ----------         -----------
Total Current Liabilities                                                 (122,440)            628,987
                                                                        ----------         -----------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                      (318,368)            640,208
   Accumulated Deferred Investment Tax Credits                                                   7,711
   Power Purchase Contract Loss Liability                                                    1,473,070
   Nuclear Fuel Disposal Costs                                                                 167,936
   Asset Retirement Obligation                                                                 109,851
   Retirement Benefits                                                                         159,219
   Other                                                                                       129,448
                                                                        ----------         -----------
Total Noncurrent Liabilities                                              (318,368)          2,687,443
                                                                        ----------         -----------

                                                                        ----------         -----------
      Total Capitalization & Liabilities                                $ (442,589)        $ 7,579,044
                                                                        ==========         ===========


The notes to the consolidated financial statements of JCP&L and JCP&L Transition Funding LLC, which are  incorporated  by reference  from the annual report on Form 10-K for the year ended December 31,
2003, are an integral part of the consolidating financial statements.




                                                                                                                       Exhibit F-2

                                              Jersey Central Power & Light Company
                                                Consolidating Statement of Income
                                              For the Year Ended December 31, 2003
                                                         (In Thousands)


                                                                        JCP&L     JCP&L Preferred  Eliminations Jersey Central Power
                                               Jersey Central Power  Transition    Capital, Inc.       and        & Light Company
                                                & Light Company      Funding LLC   Consolidated    Adjustments      Consolidated
                                               --------------------  -----------  ---------------  ------------  -------------------

    OPERATING REVENUES                             $ 2,327,504        $ 36,848         $    -         $ (149)       $ 2,364,203

    OPERATING EXPENSES AND TAXES:
       Purchased Power                               1,504,707                                          (149)         1,504,558
       Other Operating Expenses                        368,014              27                                          368,041
                                                   -----------        --------         ------         ------        -----------
           Total Operating and Maintenance
             Expenses                                1,872,721              27              -           (149)         1,872,599

       Provision for Depreciation and
         Amortization                                  230,511          19,502                                          250,013
       General Taxes                                    53,481                                                           53,481
       Income Taxes                                     41,655               -              -            184             41,839
                                                   -----------        --------         ------         ------        -----------
           Total Operating Expenses and Taxes        2,198,368          19,529              -             35          2,217,932

    OPERATING INCOME                                   129,136          17,319              -           (184)           146,271

       Other Income                                     10,918              97          6,124         (6,291)            10,848
       Equity Earnings                                     484                              -           (484)                 -
       Other Income Deductions                           1,662            (438)           (45)           167              1,346
       Other Income Depreciation                           (63)                                                             (63)
       Taxes - Other Income Deductions                  (4,525)             (4)          (256)           184             (4,601)
                                                   -----------        --------         ------         ------        -----------
    OTHER INCOME                                         8,476            (345)         5,823         (6,424)             7,530

                                                   -----------        --------         ------         ------        -----------
    INCOME BEFORE NET INTEREST CHARGES                 137,612          16,974          5,823         (6,608)           153,801
                                                   -----------        --------         ------         ------        -----------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                       70,715          16,966                                           87,681
       Allowance for Borrowed Funds Used
         During Construction                              (296)                                                            (296)
       Deferred Interest Income                         (8,639)                                                          (8,639)
       Other Interest Expense                            7,815               -              -         (6,124)             1,691
       Subsidiaries' Preferred Stock
         Dividend Requirements                                                                         5,347              5,347
                                                   -----------        --------         ------         ------        -----------
          Net Interest Charges                          69,595          16,966              -           (777)            85,784


    NET INCOME                                          68,017               8          5,823         (5,831)            68,017
    Preferred Stock Dividend Requirements                  500               -          5,347         (5,347)               500
    Gain on Preferred Stock Reacquisition                 (612)              -              -              -               (612)
                                                   -----------        --------         ------         ------        -----------
    Earnings on Common Stock                       $    68,129        $      8         $  476         $ (484)       $    68,129
                                                   ===========        ========         ======         ======        ===========


The notes to the  consolidated  financial  statements of JCP&L and JCP&L  Transition  Funding LLC, which are  incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.




                                                                                                                      Exhibit F-2
                                              Jersey Central Power & Light Company
                                          Consolidating Statement of Retained Earnings
                                              For the Year Ended December 31, 2003
                                                     (Dollars in Thousands)


                                                                                                              Jersey Central Power
                                             Jersey Central    JCP&L           JCP&L           Eliminations     & Light Company
                                             Power & Light   Transition Preferred Capital, Inc     and           and Subsidiary
                                                Company        Funding     Consolidated        Adjustments   Companies Consolidated
                                             --------------  ---------- ---------------------- ------------  -----------------------

Balance at beginning of period                 $ 92,003         $ 7         $    34             $   (41)         $  92,003

          Net income                             68,017           8           5,823              (5,831)            68,017

          Cash dividends on common stock       (138,000)          -               -                   -           (138,000)

          Cash dividends on preferred stock        (500)          -               -                   -               (500)

          Cash dividends on preferred stock
            of subsidiary                             -           -          (5,347)              5,347                  -

          Partnership distributions                   -           -            (510)                510                  -

          Gain on reacquisition of
            cumulative preferred stock              612           -               -                   -                612

                                               --------        ----         --------            -------          ---------
Balance at end of period                       $ 22,132        $ 15         $     -             $   (15)         $  22,132
                                               ========        ====         =======             =======          =========


The notes to the  consolidated  financial  statements of JCP&L and JCP&L  Transition  Funding LLC, which are  incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.




                                                                                                                     Exhibit F-2
                                              Jersey Central Power & Light Company
                                      Consolidating Accumulated Other Comprehensive Income
                                              For the Year Ended December 31, 2003
                                                         (In Thousands)


                                                                   JCP&L      JCP&L Preferred    Eliminations  Jersey Central Power
                                          Jersey Central Power   Transition    Capital, Inc.         and        & Light Company
                                           & Light Company      Funding LLC     Consolidated     Adjustments      Consolidated
                                          --------------------  -----------   ---------------    ------------  --------------------

Balance - Beginning of Period                 $   (865)             $ -             $ -              $ -           $   (865)

Other comprehensive loss, net of tax:

      Minimum liability for unfunded
        retirement benefits, net of            (47,880)
        $(32,998,000) of income taxes                                                                               (47,880)

      Unrealized loss on derivative
        instruments                             (3,020)                                                              (3,020)

                                               -------                                                            --------
           Total other comprehensive loss      (50,900)                                                             (50,900)

                                              --------              ---             ---              ---           --------
Balance - End of Period                       $(51,765)             $ -             $ -              $ -           $(51,765)
                                              ========              ===             ===              ===           ========


The notes to the  consolidated  financial  statements of JCP&L and JCP&L  Transition  Funding LLC, which are  incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.




                                                                                                                        Exhibit F-2
                                              Jersey Central Power & Light Company
                                              Consolidating Statement of Cash Flows
                                              For the Year Ended December 31, 2003
                                                         (In Thousands)


                                                                      JCP&L     JCP&L Preferred  Eliminations   Jersey Central Power
                                             Jersey Central Power  Transition    Capital, Inc.        and        & Light Company
                                               & Light Company     Funding LLC   Consolidated     Adjustments     Consolidated
                                             --------------------  -----------  ---------------  ------------   ------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $  68,017          $      8       $   5,823        $ (5,831)        $ 68,017
Adjustments to reconcile net cash from
  operating activities:
     Earnings of subsidiary                           (484)                                -             484                -
     Provision for depreciation
       and amortization                            230,511            19,502               -               -          250,013
     Other amortization                                 64                                 -               -               64
     Deferred costs recoverable as
       regulatory assets                          (164,290)                                -               -         (164,290)
     Deferred income taxes, net                     64,600                                 -               -           64,600
     Investment tax credits, net                    (2,228)                                -               -           (2,228)
     Receivables                                   (89,623)              (23)         (1,342)         95,516            4,528
     Materials and Supplies                         (1,139)                                -               -           (1,139)
     Accounts Payable                              (59,684)             (153)          1,400         (95,516)        (153,953)
     Retail rate refunds obligation payments       (71,984)                                -                          (71,984)
     Disallowed purchased power costs              152,500                                 -                          152,500
     Accrued retirement benefit obligation           8,381                                 -                            8,381
     Accrued compensation                           19,864                                 -                           19,864
     Other                                          (4,101)            4,358             (25)          5,347            5,579
                                                 ---------          --------       ---------        --------         --------
             Net cash provided by operating
               activities                          150,404            23,692           5,856               -          179,952
                                                 ---------          --------       ---------        --------         --------


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
     Long-term debt                              $ 150,000                                 -               -          150,000
     Short-term borrowings, net                    230,985                                 -               -          230,985
Redemptions and Repayments -
     Preferred stock                                     -                          (125,244)              -         (125,244)
     Long-term debt                               (228,123)          (23,692)              -               -         (251,815)
Dividend Payments -                                                                        -               -
     Preferred stock                                   112                            (5,347)              -           (5,235)
     Common stock                                 (138,000)                                -               -         (138,000)
                                                 ---------          --------       ---------        --------         --------
             Net cash used for financing
               activities                           14,974           (23,692)       (130,591)              -         (139,309)
                                                 ---------          --------       ---------        --------         --------


CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                (122,930)                -               -               -         (122,930)
Contributions to decommissioning trusts             (2,630)                                -                           (2,630)
Loan payments from (to) associated
  companies, net                                   (63,641)                          141,753                           78,112
Other                                               19,272                 -         (17,019)              -            2,253
                                                 ---------          --------       ---------        --------         --------
             Net cash used for investing
               activities                         (169,929)                -         124,734               -          (45,195)
                                                 ---------          --------       ---------        --------         --------


Net increase in cash and cash equivalents        $  (4,551)         $      -       $      (1)       $      -         $ (4,552)
                                                 =========          ========       =========        ========         ========


The notes to the  consolidated  financial  statements of JCP&L and JCP&L  Transition  Funding LLC, which are  incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2

                                                  JCP&L Preferred Capital, Inc.
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                     JCP&L       Eliminations    JCP&L Preferred
                                                                JCP&L Preferred     Capital          and          Capital, Inc.
                                                                  Capital, Inc.        LP        Adjustments       Consolidated
                                                               ----------------     --------     ------------    ---------------

                           ASSETS
UTILITY PLANT:
   In Service                                                      $     -             $ -            $ -            $    -
   Less - Total Accum Provision For Depreciation                         -                                                -
                                                                   -------             ---            ---            ------
Net Utility Plant excluding Construction Work In Progress                -               -              -                 -
Construction Work In Progress                                            -               -              -                 -
                                                                   -------             ---            ---            ------
Net Utility Plant                                                        -               -              -                 -
                                                                   -------             ---            ---            ------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                                   -                                                -
   Nuclear Fuel Disposal Trust                                           -                                                -
   Long-term Notes Receivable from Associated Company                    -                                                -
   Investments in Subsidiaries                                           -                              -                 -
   Other                                                                 -               -                                -
                                                                   -------             ---            ---            ------
      Total Other Property & Investments                                 -               -              -                 -
                                                                   -------             ---            ---            ------

CURRENT ASSETS:
   Cash and Cash Equivalents                                             -               -              -                 -
   Receivables:
      Customers                                                          -                                                -
      Associated Companies                                           4,281               -              -             4,281
      Other                                                              -                              -                 -
   Material and Supplies, at average cost                                -                                                -
   Prepayments and Other                                                 -               -                                -
                                                                   -------             ---            ---            ------
      Total Current Assets                                           4,281               -              -             4,281
                                                                   -------             ---            ---            ------

DEFERRED CHARGES:
   Goodwill                                                              -                                                -
   Regulatory Assets                                                     -                              -                 -
   Accumulated Deferred Income Taxes                                     -                              -                 -
   Other                                                                 -               -              -                 -
                                                                   -------             ---            ---            ------
      Total Deferred Charges                                             -               -              -                 -
                                                                   -------             ---            ---            ------
         TOTAL ASSETS                                              $ 4,281             $ -            $ -            $4,281
                                                                   =======             ===            ===            ======

The notes to the consolidated  financial statements of JCP&L, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.


                                                                                                                      Exhibit F-2
                                                  JCP&L Preferred Capital, Inc.
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                       JCP&L       Eliminations   JCP&L Preferred
                                                                 JCP&L Preferred      Capital          and         Capital, Inc.
                                                                   Capital,Inc.          LP        Adjustments      Consolidated
                                                                 ---------------      -------      ------------   ---------------

                CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                    %   $ -          $ -             $ -            $    -
      Other Paid-In Capital                                                 -            -               -                 -
      Accumulated Other Comprehensive Income/(Loss)                         -                                              -
      Retained Earnings                                                     -            -               -                 -
                                                                      -------          ---             ---            ------
      Total Common Stockholder's Equity                                     -            -               -                 -
                                                                      -------          ---             ---            ------
   Preferred stock not subject to mandatory redemption                      -            -               -                 -
   Long-Term Debt and Other Long-Term Obligations                           -            -               -                 -
                                                                      -------          ---             ---            ------
      Total Capitalization                                                  -            -               -                 -
                                                                      -------          ---             ---            ------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                         -            -                                 -
   Accounts Payable:
      Associated Companies                                              4,158            -               -             4,158
      Other                                                                 -                            -                 -
   Notes payable to associated companies                                    -                                              -
   Accrued Taxes                                                          125            -                               125
   Accrued Interest                                                        (2)           -               -                (2)
   Other                                                                    -                            -                 -
                                                                      -------          ---             ---            ------
Total Current Liabilities                                               4,281            -               -             4,281
                                                                      -------          ---             ---            ------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                        -                            -                 -
   Accumulated Deferred Investment Tax Credits                              -                                              -
   Power Purchase Contract Loss Liability                                   -                                              -
   Nuclear Fuel Disposal Costs                                              -                                              -
   Asset Retirement Obligation                                              -                                              -
   Retirement Benefits                                                      -                                              -
   Other                                                                    -                                              -
                                                                      -------          ---             ---            ------
Total Noncurrent Liabilities                                                -            -               -                 -
                                                                      -------          ---             ---            ------

      Total Capitalization & Liabilities                              $ 4,281          $ -             $ -            $4,281
                                                                      =======          ===             ===            ======

The notes to the consolidated  financial statements of JCP&L, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                                  JCP&L Preferred Capital, Inc.
                                                Consolidating Statement of Income
                                              For the Year Ended December 31, 2003
                                                         (In Thousands)


                                                                             JCP&L          Eliminations          JCP&L Preferred
                                                     JCP&L Preferred        Capital              and               Capital, Inc.
                                                      Capital, Inc.            LP            Adjustments           Consolidated
                                                     ---------------        -------         ------------          ---------------

    OPERATING REVENUES                                     $   -             $    -             $    -                $    -

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                                               -                     -
       Other Operating Expenses                                                   -                                        -
                                                           -----             ------             ------                ------
           Total Operating and Maintenance Expenses            -                  -                  -                     -

       Provision for Depreciation and Amortization                                -                                        -
       General Taxes                                                                                                       -
       Income Taxes                                            -                  -                  -                     -
                                                           -----             ------             ------                ------
           Total Operating Expenses and Taxes                  -                  -                  -                     -

    OPERATING INCOME                                           -                  -                  -                     -

       Other income                                          609              5,515                  -                 6,124
       Equity Earnings                                       168                                  (168)                    -
       Other Income Deductions                               (45)                 -                  -                   (45)
       Other Income Depreciation                                                                                           -
       Taxes - Other Income Deductions                      (256)                 -                  -                  (256)
                                                           -----             ------             ------                ------
    OTHER INCOME                                             476              5,515               (168)                5,823

                                                           -----             ------             ------                ------
    INCOME BEFORE NET INTEREST CHARGES                       476              5,515               (168)                5,823
                                                           -----             ------             ------                ------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                                                 -                                        -
       Allowance for Borrowed Funds Used
         During Construction                                                                                               -
       Deferred Interest Income                                                                                            -
       Other Interest Expense                                  -                  -                  -                     -
       Subsidiaries' Preferred Stock
         Dividend Requirements                                                                       -                     -
                                                           -----             ------             ------                ------
          Net Interest Charges                                 -                  -                  -                     -


    NET INCOME                                               476              5,515               (168)                5,823
    Preferred Stock Dividend Requirements                      -              5,347                  -                 5,347
                                                           -----             ------             ------                ------
    Earnings on Common Stock                               $ 476             $  168             $ (168)               $  476
                                                           =====             ======             ======                ======


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2003 are an integral part of the consolidating financial statements.



                                                                                                                     Exhibit F-2
                                                  JCP&L Preferred Capital, Inc.
                                              Consolidating Statement of Cash Flows
                                              For the Year Ended December 31, 2003
                                                         (In Thousands)


                                                                                   JCP&L          Eliminations     JCP&L Preferred
                                                            JCP&L Preferred       Capital              and          Capital, Inc.
                                                             Capital, Inc.           LP            Adjustments      Consolidated
                                                            ---------------       -------         ------------     ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                     $    476           $  5,515            $ (168)         $   5,823
Adjustments to reconcile net cash from operating activities:
          Earnings of subsidiary                                   (168)                 -               168                  -
          Provision for depreciation and amortization                 -                  -                 -                  -
          Other amortization                                          -                                    -                  -
          Deferred costs recoverable as regulatory assets             -                                    -                  -
          Deferred income taxes, net                                  -                                    -                  -
          Investment tax credits, net                                 -                                    -                  -
          Receivables                                            (1,342)                 -                 -             (1,342)
          Materials and Supplies                                      -                                    -                  -
          Accounts Payable                                        1,400                  -                 -              1,400
          Retail rate refunds obligation payments                     -                                                       -
          Disallowed purchased power costs                            -                                                       -
          Accrued retirement benefit obligation                       -                                                       -
          Accrued compensation                                        -                                                       -
          Other                                                    (275)               250                 -                (25)
                                                               --------          ---------            ------          ---------
                  Net cash provided by operating activities          91              5,765                 -              5,856
                                                               --------          ---------            ------          ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
          Long-term debt                                              -                                    -                  -
          Short-term borrowings, net                                  -                                    -                  -
Redemptions and Repayments -                                          -                                                       -
          Preferred stock                                             -           (125,244)                -           (125,244)
          Long-term debt                                              -                  -                 -                  -
Dividend Payments -                                                   -                                    -                  -
          Preferred stock                                             -             (5,347)                -             (5,347)
          Common stock                                                -                                    -                  -
                                                               --------          ---------            ------          ---------
                  Net cash used for financing activities              -           (130,591)                -           (130,591)
                                                               --------          ---------            ------          ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                    -                  -                 -                  -
Contributions to decommissioning trusts                               -                                                       -
Loan payments from (to) associated companies, net                12,887            128,866                              141,753
Other                                                           (12,979)            (4,040)                -            (17,019)
                                                               --------          ---------            ------          ---------
                  Net cash used for investing activities            (92)           124,826                 -            124,734
                                                               --------          ---------            ------          ---------


Net increase in cash and cash equivalents                      $     (1)         $       -            $    -          $    $ (1)
                                                               ========          =========            ======          =========


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2

                                                   Metroplitan Edison Company
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                                                        Metropolitan
                                                     Metropolitan          Met-Ed             York Haven  Eliminations     Edison
                                                        Edison     Preferred Capital II, Inc.   Power         and         Company
                                                       Company          Consolidated           Company    Adjustments   Consolidated
                                                     ------------  -------------------------  ---------   -----------   ------------

                         ASSETS
UTILITY PLANT:
   In Service                                         $1,810,533                               $28,034                  $1,838,567
   Less - Total Accum Provision For Depreciation        (759,403)                              (12,720)                   (772,123)
                                                      ----------                               --------                 ----------
Net Utility Plant excluding Construction Work
  In Progress                                          1,051,130                                15,314                   1,066,444
Construction Work In Progress:
   Electric Plant                                         21,980                                                            21,980
                                                      ----------                                                        ----------
Total Construction Work In Progress                       21,980                                                            21,980
                                                      ----------           ------              -------     ---------    ----------
Net Utility Plant                                      1,073,110           $    0               15,314     $       0     1,088,424
                                                      ----------           ------              -------     ---------    ----------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                   192,409                                                           192,409
   Long-term Notes Receivable from
     Associated Company                                    9,892                                                             9,892
   Investments in Subsidiaries                            27,905                                             (27,905)            0
   Other                                                  32,246            2,676                                           34,922
                                                      ----------           ------              -------     ---------    ----------
      Total Other Property & Investments                 262,452            2,676                            (27,905)      237,223
                                                      ----------           ------              -------     ---------    ----------

CURRENT ASSETS:
   Cash and Cash Equivalents                                 120                1                                              121
   Accounts Receivables:
      Customers                                          118,933                                                           118,933
      Associated Companies                                45,660                                 1,162          (888)       45,934
      Other                                               22,692                                    58                      22,750
   Notes Receivables:
      Associated Companies                                                                      10,467                      10,467
   Prepayments and Other                                   6,308                                   292                       6,600
                                                      ----------           ------              -------     ---------    ----------
      Total Current Assets                               193,713                1               11,979          (888)      204,805
                                                      ----------           ------              -------     ---------    ----------

DEFERRED CHARGES:
   Regulatory Assets                                   1,028,432                                                         1,028,432
   Goodwill                                              884,279                                                           884,279
   Accumulated Deferred Income Taxes                     391,628                                  (179)     (391,449)            0
   Other                                                  30,824                                                            30,824
                                                      ----------           ------              -------     ---------    ----------
      Total Deferred Charges                           2,335,163                0                 (179)     (391,449)    1,943,535
                                                      ----------           ------              -------     ---------    ----------
         TOTAL ASSETS                                 $3,864,438           $2,677              $27,114     $(420,242)   $3,473,987
                                                      ==========           ======              =======     =========    ==========

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.

    * As a result of adopting FIN 46R "Consolidation of Variable Interest Entitites" Meted Capital II LP and Meted Capital Trust
      were deconsolidated. The Company recognized an equity investment of $3 million and subordinated debentures to the trust of
      $96 million.


                                                                                                                        Exhibit F-2
                                                   Metroplitan Edison Company
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                                                        Metropolitan
                                                      Metropolitan          Met-Ed             York Haven  Eliminations    Edison
                                                         Edison     Preferred Capital II, Inc.    Power        and        Company
                                                        Company          Consolidated            Company   Adjustments   onsolidated
                                                       -----------  -------------------------  ----------  ------------  -----------

              CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock Issued                              $1,298,130          $    1                $1,163       ($1,164)   $1,298,130
      Other Paid-In Capital                                     0           2,901                21,002       (23,903)            0
      Accumulated Other Comprehensive Income/(Loss)       (32,474)                                                          (32,474)
      Retained Earnings                                    27,011            (479)                3,317        (2,838)       27,011
                                                       ----------          ------               -------     ---------    ----------
      Total Common Stockholder's Equity                 1,292,667           2,423                25,482       (27,905)    1,292,667
                                                       ----------          ------               -------     ---------    ----------
   Company Obligated Trust Preferred Securities                                                                                   0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts         95,711                                                            95,711
      Other                                               540,590                                                           540,590
                                                       ----------          ------               -------     ---------    ----------
      Total Capitalization                              1,928,968           2,423                25,482       (27,905)    1,928,968
                                                       ----------          ------               -------     ---------    ----------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                        40,469                                                            40,469
   Accounts Payable:
      Associated Companies                                 45,872              85                   390          (888)       45,459
      Other                                                33,878                                                            33,878
   Notes Payable:
      Associated Companies                                 65,335                                                            65,335
   Accrued Taxes                                            8,555             169                    38                       8,762
   Accrued Interest                                        11,848                                                            11,848
   Other                                                   22,162                                                            22,162
                                                       ----------          ------               -------     ---------    ----------
Total Current Liabilities                                 228,119             254                   428          (888)      227,913
                                                       ----------          ------               -------     ---------    ----------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                      687,422                                 1,167      (391,449)      297,140
   Accumulated Deferred Invest Tax Credits                 11,659                                    37                      11,696
   Power Purchase Contract Loss Liability                 584,340                                                           584,340
   Nuclear Fuel Disposal Fee                               37,936                                                            37,936
   Nuclear Plant Decommissioning Costs                     12,854                                                            12,854
   Asset Retirement Obligation                            210,178                                                           210,178
   Pensions & Other Postretirement Benefits               105,552                                                           105,552
   Other                                                   57,410                                                            57,410
                                                       ----------          ------               -------     ---------    ----------
Total Deferred Credits                                  1,707,351               0                 1,204      (391,449)    1,317,106
                                                       ----------          ------               -------     ---------    ----------

                                                       ----------          ------               -------     ---------    ----------
      Total Capitalization & Liabilities               $3,864,438          $2,677               $27,114     $(420,242)   $3,473,987
                                                       ==========          ======               =======     =========    ==========

The notes to the consolidated  financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.

    * As a result of adopting FIN 46R "Consolidation of Variable Interest Entitites" Meted Capital II LP and Meted Capital Trust
      were deconsolidated. The Company recognized an equity investment of $3 million and subordinated debentures to the trust of
      $96 million.



                                                                                                                        Exhibit F-2
                                                   Metroplitan Edison Company
                                                Consolidating Statement of Income
                                                     As of December 31, 2003
                                                         (In Thousands)

                                                                                                                        Metropolitan
                                                     Metropolitan          Met-Ed             York Haven   Eliminations     Edison
                                                        Edison     Preferred Capital II, Inc    Power          and          Company
                                                        Company         Consolidated           Company     Adjustments  Consolidated
                                                     ------------  -------------------------   ---------   ------------ ------------

    OPERATING REVENUES                                 $970,929            $    0               $7,405     $  (7,314)     $971,020

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                  567,397                                               (7,314)      560,083
       Other Operating Expenses                         144,034                                  2,731                     146,765
                                                       ---------                                ------     ---------      --------
           Total Operating and Maintenance Expenses     711,431                                  2,731        (7,314)      706,848

       Provision for Depreciation and Amortization       85,113                                  1,401                      86,514
       General Taxes                                     66,471                                    736                      67,207
       Income Taxes                                      26,241                                  1,125             1        27,367
                                                       --------                                 ------     ---------      --------
           Total Operating Expenses and Taxes           889,256                                  5,993        (7,313)      887,936

    OPERATING INCOME                                     81,673                                  1,412            (1)       83,084

       Other income                                      38,666             4,514                  113        (4,517)       38,776
       Equity Earnings                                    1,534                 0                             (1,534)            0
       Other Income Deductions                              508                (5)                                             503
       Other Income Depreciation                              0                 0                                                0
       Taxes - Other Income Deductions                  (16,636)               (4)                                 1       (16,639)
                                                       --------            ------               ------     ---------      --------
    OTHER INCOME                                         24,072             4,505                  113        (6,050)       22,640
                                                       --------            ------               ------     ---------      --------
    INCOME BEFORE NET INTEREST CHARGES                  105,745             4,505                1,525        (6,051)      105,724
                                                       --------            ------               ------     ---------      --------

    NET INTEREST CHARGES:

       Interest On Long-Term Debt                        36,557               104                                           36,661
       Allowance for Borrowed Funds Used During
          Construction and Capitalized Interest            (323)                                                              (323)
       Deferred Interest Income                          (1,187)                                                            (1,187)
       Other Interest Expense                             9,745               613                             (4,517)        5,841
       Subsidiaries' Preferred Stock Dividend
         Requirements                                                                                          3,779         3,779
                                                       --------            ------               ------     ---------      --------
          Net Interest Charges                           44,792               717                    0          (738)       44,771


    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
      CHANGE                                             60,953             3,788                1,525        (5,313)       60,953
    Cumulative Effect of Accounting Change                  217                                                                217
    NET INCOME/ (LOSS)                                   61,170             3,788                1,525        (5,313)       61,170
    Preferred Stock Dividend Requirements                     0             3,779                             (3,779)            0
                                                       --------            ------               ------     ---------      --------
    Earnings on Common Stock                           $ 61,170            $    9               $1,525     $  (1,534)     $ 61,170
                                                       ========            ======               ======     =========      ========

The notes to the consolidated  financial  statements of Metropolitan Edison, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                                   Metroplitan Edison Company
                                          Consolidating Statement of Retained Earnings
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                                                        Metropolitan
                                                     Metropolitan          Met-Ed             York Haven  Eliminations    Edison
                                                        Edison     Preferred Capital II, Inc.   Power          and        Company
                                                        Company         Consolidated           Company     Adjustments  Consolidated
                                                     ------------  -------------------------  ----------  ------------  ------------

Balance at beginning of year                           $17,841           $  (261)               $1,792      $(1,531)       $17,841

      Net Income                                        61,170             3,788                 1,525       (5,313)        61,170

      Cash dividends declared on common stock          (52,000)             (227)                               227        (52,000)

      Cash dividends on cumulative preferred stock           0            (3,779)                             3,779              0

                                                       -------           -------                ------      -------        -------
Balance at end of year                                 $27,011           $  (479)               $3,317      $(2,838)       $27,011
                                                       =======           =======                ======      =======        =======


The notes to the consolidated  financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2


                                                   Metropolitan Edison Company
                                      Consolidating Accumulated Other Comprehensive Income
                                              For the year ending December 31, 2003
                                                         (In Thousands)


                                                                                                                       Metropolitan
                                                 Metropolitan         Met-Ed               York Haven   Eliminations      Edison
                                                    Edison     Preferred Capital II, Inc.    Power           and          Company
                                                    Company        Consolidated             Company      Adjustments   Consolidated
                                                  ----------   --------------------------  ----------   ------------   ------------

Balance - Beginning of year                       $    (39)                                                  $0             ($39)

Unrealized gain on derivative instruments                2                                                                     2

Electricity Hedging Option                              78                                                                    78

Minimum liability for unfunded retirement
  benefits                                         (32,515)                                                              (32,515)

                                                  --------             --                      --            --         --------
Balance - End of year                             $(32,474)            $0                      $0            $0         $(32,474)
                                                  ========             ==                      ==            ==         ========


The notes to the consolidated financial statements of Metropolitan Edison, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003 are an integral part of the consolidating financial statements.



                                                                                               Exhibit F-2
                                                   Metropolitan Edison Company
                                              Consolidating Statement of Cash Flows
                                              For the year ending December 31, 2003
                                                         (In Thousands)


                                                                                                                        Metropolitan
                                                      Metropolitan          Met-Ed           York Haven   Eliminations     Edison
                                                         Edison    Preferred Capital II, Inc    Power          and        Company
                                                         Company         Consolidated          Company     Adjustments  Consolidated
                                                      ------------ ------------------------- ----------   ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                            $ 61,170           $ 3,788           $  1,525       $(5,313)     $  61,170
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                      (1,534)                                             1,534              0
    Provision for depreciation and amortization           85,113                                1,401                       86,514
    Other amortization, net                                                                                                      0
    Deferred costs recoverable as regulatory assets      (15,321)                                                          (15,321)
    Deferred income taxes, net                            46,784                                 (130)                      46,654
    Investment tax credits, net                             (822)                                                             (822)
    Cumulative effect of accounting change                  (371)                                                             (371)
    Receivables                                           11,506                                 (916)         (210)        10,380
    Accounts payable                                     (20,722)               12               (488)          210        (20,988)
    Other                                                (35,685)              101                752           104        (34,728)
                                                        --------           -------           --------       -------      ---------

      Net cash provided from (used for)
        operating activities                             130,118             3,901              2,144        (3,675)       132,488

CASH FLOWS FROM FINANCING ACTIVITIES:

 New Financing-
   Long-term debt                                        247,696                                                           247,696
   Short-term borrowings, net                                                                                                    0
 Redemptions and Repayments-
   Preferred Stock                                                                                                               0
   Long-term debt                                       (260,466)                                                         (260,466)
   Short-term borrowings, net                            (22,964)                                                          (22,964)
 Dividend payments
   Common Stock                                          (52,000)                                                          (52,000)
   Preferred Stock                                                          (3,675)                           3,675              0
   Common stock - internal                                   227              (227)                                              0
                                                        --------           -------           --------       -------      ---------

      Net cash provided from (used for)
        financing activities                             (87,507)           (3,902)                 0         3,675        (87,734)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Property additions                                     (43,525)                                 (33)                     (43,558)
  Contributions to nuclear decommissioning trusts         (9,483)                                                           (9,483)
  Loan/payments from associated companies, net             2,526                              (10,467)                      (7,941)
  Other                                                      664                                                               664
                                                        --------           -------           --------       -------      ---------

      Net Cash provided from (used for)
        investing activities                             (49,818)                0            (10,500)            0        (60,318)
                                                        --------           -------           --------       -------      ---------

  Net increase (decrease) in cash and cash equivalent     (7,207)               (1)            (8,356)            0        (15,564)
  Cash and cash equivalents at beginning of period         7,327                 2              8,356             0         15,685
                                                        --------           -------           --------       -------      ---------
  Cash and cash equivalents at end of period            $    120           $     1           $      0       $     0       $    121
                                                        ========           =======           ========       =======      =========


The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                         Met-Ed Preferred Capital II, Inc. Consolidated
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                           Met-Ed     Eliminations  Met-Ed Preferred
                                                                    Met-Ed Preferred   Capital II LP      and       Capital II, Inc.
                                                                     Capital II, Inc    Consolidated  Adjustments     Consolidated
                                                                    ----------------   -------------  ------------  ---------------

                             ASSETS
UTILITY PLANT:
   In Service
   Less - Total Accum Provision For Depreciation
Net Utility Plant excluding
Construction Work In Progress
Construction Work In Progress:
   Electric Plant
Total Construction Work In Progress
Net Utility Plant

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust
   Long-term Notes Receivable from Associated Company
   Investments in Subsidiaries
   Other                                                                 $2,676                                          $2,676
                                                                         ------              --           --             ------
      Total Other Property & Investments                                  2,676              $0           $0              2,676
                                                                         ------              --           --             ------

CURRENT ASSETS:
   Cash and Cash Equivalents                                                  1                                               1
   Accounts Receivables:
      Customers
      Associated Companies
      Other
   Notes Receivables:
      Associated Companies
   Prepayments and Other
                                                                         ------              --           --             ------
      Total Current Assets                                                    1                            0                  1
                                                                         ------              --           --             ------

DEFERRED CHARGES:
   Regulatory Assets
   Goodwill
   Accumulated Deferred Income Taxes
   Other
                                                                         ------              --           --             ------
      Total Deferred Charges                                                  0               0            0                  0
                                                                         ------              --           --             ------
         TOTAL ASSETS                                                    $2,677              $0           $0             $2,677
                                                                         ======              ==           ==             ======

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                         Met-Ed Preferred Capital II, Inc. Consolidated
                                                   Consolidating Balance Sheet
                                                     As of December 31, 2003
                                                         (In Thousands)


                                                                                        Met-Ed      Eliminations  Met-Ed Preferred
                                                                Met-Ed Preferred    Capital II LP       and       Capital II, Inc.
                                                                 Capital II, Inc.    Consolidated   Adjustments     Consolidated
                                                                -----------------   --------------  -----------  -----------------

                  CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock Issued                                            $    1                                           $    1
      Other Paid-In Capital                                           2,901                                            2,901
      Accumulated Other Comprehensive Income/ (Loss)
      Retained Earnings                                                (479)                                            (479)
                                                                     ------               --             --           ------
      Total Common Stockholder's Equity                               2,423               $0             $0            2,423
                                                                     ------               --             --           ------
   Company Obligated Trust Preferred Securities
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts
      Other
                                                                     ------               --             --           ------
      Total Capitalization                                            2,423                0              0            2,423
                                                                     ------               --             --           ------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt
   Accounts Payable:
      Associated Companies                                               85                                               85
      Other
   Notes Payable:
      Associated Companies
   Accrued Taxes                                                        169                                              169
   Accrued Interest
   Other
                                                                     ------               --             --           ------
Total Current Liabilities                                               254                0              0              254
                                                                     ------               --             --           ------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes
   Accumulated Deferred Invest Tax Credits
   Power Purchase Contract Loss Liability
   Nuclear Fuel Disposal Fee
   Nuclear Plant Decommissioning Costs
   Asset Retirement Obligation
   Pensions & Other Postretirement Benefits
   Other
                                                                     ------               --             --           ------
Total Deferred Credits                                                    0                0              0                0
                                                                     ------               --             --           ------
      Total Capitalization & Liabilities                             $2,677               $0             $0           $2,677
                                                                     ======               ==             ==           ======

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form
10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2
                                          Meted Preferred Capital II, Inc. Consolidated
                                                Consolidating Statement of Income
                                              For the year ending December 31, 2003
                                                         (In Thousands)


                                                                                   Met-Ed        Eliminations   Met-Ed Preferred
                                                             Met-Ed Preferred   Capital II LP         and       Capital II, Inc.
                                                              Capital II, Inc.  Consolidated      Adjustments     Consolidated
                                                             -----------------  -------------    ------------   ----------------

    OPERATING REVENUES                                                                                               $    0

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                                                                    0
       Other Operating Expenses                                                                                           0
                                                                                                                     ------
           Total Operating and Maintenance Expenses                                                                       0

       Provision for Depreciation and Amortization                                                                        0
       General Taxes                                                                                                      0
       Income Taxes                                                                                                       0
                                                                                                                     ------
           Total Operating Expenses and Taxes                                                                             0

    OPERATING INCOME                                                                                                      0

       Other income                                                                $4,514                             4,514
       Equity Earnings                                             $  18                           $ (18)                 0
       Other Income Deductions                                        (5)                                                (5)
       Other Income Depreciation                                                                                          0
       Taxes - Other Income Deductions                                (4)                                                (4)
                                                                   -----           ------          -----             ------
    OTHER INCOME                                                       9            4,514            (18)             4,505
                                                                   -----           ------          -----             ------
    INCOME BEFORE NET INTEREST CHARGES                                 9            4,514            (18)             4,505
                                                                   -----           ------          -----             ------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                                                     104                               104
       Allowance for Borrowed Funds Used During                                                                           0
          Construction and Capitalized Interest                                                                           0
       Deferred Interest Income                                                                                           0
       Other Interest Expense                                                         613                               613
       Subsidiaries' Preferred Stock Dividend Requirements                                                                0
                                                                   -----           ------          -----             ------
          Net Interest Charges                                         0              717              0                717


    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE               9            3,797            (18)             3,788
    Cumulative Effect of Accounting Change                                                                                0
    NET INCOME                                                         9            3,797            (18)             3,788
    Preferred Stock Dividend Requirements                            113            3,779           (113)             3,779
                                                                   -----           ------          -----             ------
    Earnings on Common Stock                                       $(104)          $   18          $  95             $    9
                                                                   =====           ======          =====             ======

The notes to the consolidated financial statements of Metropolitan Edison, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                        Met-Ed Preferred Capital II, Inc. Consolidated
                                         Consolidating Statement of Retained Earnings
                                                   As of December 31, 2003
                                                        (In Thousands)


                                                                                     Met-Ed       Eliminations    Met-Ed Preferred
                                                             Met-Ed Preferred    Capital II LP        and         Capital II, Inc.
                                                             Capital II, Inc.     Consolidated    Adjustments       Consolidated
                                                             ----------------    -------------    ------------    ----------------

Balance at beginning of year                                     $  (261)              $0              $0             $  (261)

      Net Income/(Loss)                                            3,788                0               0               3,788

      Cash dividends declared on common stock                       (227)               0               0                (227)

      Cash dividends on cumulative preferred stock                (3,779)               0               0              (3,779)

                                                                 -------               --              --             -------
Balance at end of year                                           $  (479)              $0              $0             $  (479)
                                                                 =======               ==              ==             =======


The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                        Meted Preferred Capital II, Inc. Consolidated
                                            Consolidating Statement of Cash Flows
                                            For the year ending December 31, 2003
                                                        (In Thousands)


                                                                Meted            Meted        Eliminations           Meted
                                                              Preferred      Capital II, LP       and      Preferred Capital II, Inc
                                                           Capital II, Inc.   Consolidated     Adjustments       Consolidated
                                                           ----------------  --------------   ------------ -------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                   $   9            $ 3,797           $(18)             $3,788
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                             (18)                               18                   0
    Accounts payable                                              12                                                    12
    Other                                                         (3)               104                                101
                                                               -----            -------           ----              ------

      Net cash provided from (used for) operating activities       0              3,901              0               3,901

CASH FLOWS FROM FINANCING ACTIVITIES:

 Dividend payments
   Preferred Stock                                                               (3,675)                            (3,675)
   Partnership distribution - internal                           227               (227)             0                   0
   Common stock - internal                                      (227)                 0              0                (227)
                                                               -----            -------           ----              ------

      Net cash provided from (used for) financing activities       0             (3,902)             0              (3,902)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Other
                                                               -----            -------           ----              ------

      Net Cash provided from (used for) investing activities       0                  0              0                   0
                                                               -----            -------           ----              ------

  Net increase (decrease) in cash and cash equivalents             0                 (1)             0                  (1)
  Cash and cash equivalents at beginning of period                 1                  1              0                   2
                                                               -----            -------           ----              ------
  Cash and cash equivalents at end of period                   $   1            $     0           $  0                  $1
                                                               =====            =======           ====              ======

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on
Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                              Met-Ed Capital II LP Consolidated
                                                 Consolidating Balance Sheet
                                                   As of December 31, 2003
                                                        (In Thousands)


                                                                                     Met-Ed         Eliminations        Met-Ed
                                                                    Met-Ed           Capital             and         Capital II LP
                                                                 Capital II LP        Trust          Adjustments     Consolidated
                                                                 -------------       -------        -------------    -------------

                           ASSETS
UTILITY PLANT:
   In Service                                                                                                             $0
   Less - Total Accum Provision For Depreciation                                                                           0
                                                                                                                          --
Net Utility Plant excluding Construction Work In Progress                                                                  0
Construction Work In Progress:
   Electric Plant                                                                                                          0
                                                                                                                          --
Total Construction Work In Progress                                                                                        0
                                                                                                                          --
Net Utility Plant                                                                                                          0
                                                                                                                          --

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                                                                                     0
   Long-term Notes Receivable from Associated Company                                $100,000         $(100,000)           0
   Investments in Subsidiaries                                      $   (418)                               418            0
   Other                                                                                                                   0
                                                                    --------         --------         ---------           --
      Total Other Property & Investments                                (418)         100,000           (99,582)           0
                                                                    --------         --------         ---------           --

CURRENT ASSETS:
   Cash and Cash Equivalents                                               1                                 (1)           0
   Accounts Receivables:
      Customers                                                                                                            0
      Associated Companies                                                                                                 0
      Other                                                          103,093                           (103,093)           0
   Notes Receivables:
      Associated Companies                                                                                                 0
   Prepayments and Other                                                                                                   0
                                                                    --------         --------         ---------           --
      Total Current Assets                                           103,094                           (103,094)           0
                                                                    --------         --------         ---------           --

DEFERRED CHARGES:
   Regulatory Assets                                                                                                       0
   Goodwill                                                                                                                0
   Accumulated Deferred Income Taxes                                                                                       0
   Other                                                                                                                   0
                                                                    --------         --------         ---------           --
      Total Deferred Charges                                               0                0                 0            0
                                                                    --------         --------         ---------           --
         TOTAL ASSETS                                               $102,676         $100,000         $(202,676)          $0
                                                                    ========         ========         =========           ==

The notes to the consolidated  financial  statements of Meted,  which are incorporated by reference from the annual report on
Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                              Met-Ed Capital II LP Consolidated
                                                 Consolidating Balance Sheet
                                                   As of December 31, 2003
                                                        (In Thousands)


                                                                                     Met-Ed         Eliminations        Met-Ed
                                                                    Met-Ed           Capital             and         Capital II LP
                                                                 Capital II LP        Trust          Adjustments     Consolidated
                                                                 -------------       -------        ------------     -------------

                CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                                                    $       0           $0
      Other Paid-In Capital                                         $  3,117                             (3,117)           0
      Accumulated Other Comprehensive Income/ (Loss)                                                                       0
      Retained Earnings                                                 (441)        $   (417)              858            0
                                                                    --------         --------         ---------           --
      Total Common Stockholder's Equity                                2,676             (417)           (2,259)           0
                                                                    --------         --------         ---------           --
   Company Obligated Trust Preferred Securities                                       100,000          (100,000)           0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts                   100,000                           (100,000)           0
      Other                                                                                                                0
                                                                    --------         --------         ---------           --
      Total Capitalization                                           102,676           99,583          (202,259)           0
                                                                    --------         --------         ---------           --

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                                                                        0
   Accounts Payable:
      Associated Companies                                                                                                 0
      Other                                                                               417              (417)           0
   Notes Payable:
      Associated Companies                                                                                                 0
   Accrued Taxes                                                                                                           0
   Accrued Interest                                                                                                        0
   Other                                                                                                                   0
                                                                    --------         --------         ---------           --
Total Current Liabilities                                                  0              417              (417)           0
                                                                    --------         --------         ---------           --

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                                                                       0
   Accumulated Deferred Invest Tax Credits                                                                                 0
   Power Purchase Contract Loss Liability                                                                                  0
   Nuclear Fuel Disposal Fee                                                                                               0
   Nuclear Plant Decommissioning Costs                                                                                     0
   Asset Retirement Obligation                                                                                             0
   Pensions & Other Postretirement Benefits                                                                                0
   Other                                                                                                                   0
                                                                    --------         --------         ---------           --
Total Deferred Credits                                                     0                0                 0            0
                                                                    --------         --------         ---------           --
      Total Capitalization & Liabilities                            $102,676         $100,000         $(202,676)          $0
                                                                    ========         ========         =========           ==

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on
Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                               Meted Capital II LP Consolidated
                                              Consolidating Statement of Income
                                            For the year ending December 31, 2003
                                                        (In Thousands)


                                                                               Met-Ed          Eliminations            Met-Ed
                                                           Met-Ed             Capital              and             Capital II LP
                                                       Capital II LP           Trust           Adjustments          Consolidated
                                                       -------------          -------         ------------         -------------

    OPERATING REVENUES                                                                                                 $    0

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                                                                      0
       Other Operating Expenses                                                                                             0
                                                                                                                       ------
           Total Operating and Maintenance Expenses                                                                         0

       Provision for Depreciation and Amortization                                                                          0
       General Taxes                                                                                                        0
       Income Taxes                                                                                                         0
                                                                                                                       ------
           Total Operating Expenses and Taxes                                                                               0

    OPERATING INCOME                                                                                                        0

       Other income                                        $7,576              $7,350            $(10,412)              4,514
       Equity Earnings                                       (208)                                    208                   0
       Other Income Deductions                                                                                              0
       Other Income Depreciation                                                                                            0
       Taxes - Other Income Deductions                                                                                      0
                                                           ------              ------            --------              ------
    OTHER INCOME                                            7,368               7,350             (10,204)              4,514
                                                           ------              ------            --------              ------
    INCOME BEFORE NET INTEREST CHARGES                      7,368               7,350             (10,204)              4,514
                                                           ------              ------            --------              ------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                                                 104                                     104
       Allowance for Borrowed Funds Used During                                                                             0
          Construction and Capitalized Interest                                                                             0
       Deferred Interest Income                                                                                             0
       Other Interest Expense                               7,350               3,675             (10,412)                613
       Subsidiaries' Preferred Stock Dividend Requirements                                              0                   0
                                                           ------              ------            --------              ------
          Net Interest Charges                              7,350               3,779             (10,412)                717


    INCOME BEFORE EXTRAORDINARY ITEM                           18               3,571                 208               3,797
    Extraordinary Items                                                                                                     0
    NET INCOME/ (LOSS)                                         18               3,571                 208               3,797
    Preferred Stock Dividend Requirements                     113               3,779                (113)              3,779
                                                           ------              ------            --------              ------
    Earnings/(Losses) on Common Stock                      $  (95)             $ (208)           $    321              $   18
                                                           ======              ======            ========              ======

The notes to the  consolidated  financial  statements of Metropolitan  Edison,  which are  incorporated by reference from the annual  report  on Form  10-K for the year end  December  31,  2003,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                   Exhibit F-2
                                              Met-Ed Capital II LP Consolidated
                                         Consolidating Statement of Retained Earnings
                                                   As of December 31, 2003
                                                        (In Thousands)


                                                                                 Met-Ed      Eliminations        Met-Ed
                                                                  Met-Ed         Capital          and         Capital II LP
                                                              Capital II LP       Trust       Adjustments     Consolidated
                                                              -------------      -------     ------------     --------------

Balance at beginning of year                                     $(232)         $  (209)       $   441             $0

            Net Income/(Loss)                                       18            3,571         (3,589)             0

            Partnership distributions                             (227)                            227              0

            Cash dividends on cumulative preferred stock                         (3,779)         3,779              0

                                                                 -----          -------        -------             --
Balance at end of year                                           $(441)         $  (417)       $   858             $0
                                                                 =====          =======        =======             ==


The notes to the consolidated  financial  statements of Meted,  which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                               Meted Capital II LP Consolidated
                                            Consolidating Statement of Cash Flows
                                            For the year ending December 31, 2003
                                                        (In Thousands)


                                                                                          Meted        Eliminations       Meted
                                                                         Meted           Capital            and        Capital II LP
                                                                     Capital II, LP       Trust         Adjustments    Consolidated
                                                                     --------------      -------       ------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                             $  18          $ 3,571            $ 208         $ 3,797
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                                       208                              (208)              0
    Other                                                                    0              104                              104
                                                                         -----          -------            -----         -------

      Net cash provided from (used for) operating activities               226            3,675                0           3,901

CASH FLOWS FROM FINANCING ACTIVITIES:

 Dividend payments
   Preferred Stock                                                                       (3,675)                          (3,675)
   Partnership distribution - internal                                    (227)                                             (227)
                                                                         -----          -------            -----         -------

      Net cash provided from (used for) financing activities              (227)          (3,675)               0          (3,902)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Other
                                                                         -----          -------            -----         -------

      Net Cash provided from (used for) investing activities                 0                0                0               0
                                                                         -----          -------            -----         -------

  Net increase (decrease) in cash and cash equivalents                      (1)               0                0              (1)
  Cash and cash equivalents at beginning of period                           1                0                0               1
                                                                         -----          -------            -----         -------
  Cash and cash equivalents at end of period                             $   0          $     0            $   0         $     0
                                                                         =====          =======            =====         =======

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on
Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                                  Pennsylvania Electric Company
                                                   Consolidating Balance Sheet
                                                        December 31, 2003
                                                         (In Thousands)

                                                                 Pennsylvania                 Penelec                  Nineveh
                                                                   Electric           Preferred Capital II, Inc.        Water
                                                                    Company                Consolidated                Company
                                                                 ------------         -------------------------        --------

                         ASSETS
UTILITY PLANT:
   In Service                                                     $1,966,609
   Less - Total Accum Provision For Depreciation                    (785,715)
                                                                  ----------
Net Utility Plant excluding Construction Work In Progress          1,180,894
Construction Work In Progress:
   Electric Plant                                                     29,063
                                                                  ----------
Total Construction Work In Progress                                   29,063
                                                                  ----------
Net Utility Plant                                                  1,209,957
                                                                  ----------

OTHER PROPERTY & INVESTMENTS:
   Non Utility Generation Trust                                       43,864
   Nuclear Plant Decommissioning Trust                               102,673
   Long-term Notes Receivable from Associated Company                 13,794
   Investments in Subsidiaries                                         3,591
   Other                                                              16,969                   $2,666

                                                                  ----------                   ------
      Total Other Property & Investments                             180,891                    2,666
                                                                  ----------                   ------

CURRENT ASSETS:
   Cash and Cash Equivalents                                              35                        1
   Receivables:
      Customers                                                      124,462
      Associated Companies                                            88,598                                            $1,767
      Other                                                           15,766                                                 1
   Prepayments and Other                                               2,511
                                                                  ----------                   ------                   ------
      Total Current Assets                                           231,372                        1                    1,768
                                                                  ----------                   ------                   ------

DEFERRED CHARGES:
   Regulatory Assets                                                 497,219
   Goodwill                                                          898,547
   Accumulated Deferred Income Taxes                                 746,232                                                88
   Other                                                              18,523
                                                                  ----------                   ------                   ------
      Total Deferred Charges                                       2,160,521                        0                       88
                                                                  ----------                   ------                   ------
         TOTAL ASSETS                                             $3,782,741                   $2,667                   $1,856
                                                                  ==========                   ======                   ======


                                                                  Waverly
                                                                 Elec. Light           Eliminations            Pennsylvania
                                                                  and Power                and               Electric Company
                                                                   Company              Adjustments            Consolidated *
                                                                 -----------           ------------          ----------------

                         ASSETS
UTILITY PLANT:
   In Service                                                        $15                                         $1,966,624
   Less - Total Accum Provision For Depreciation                                                                   (785,715)
                                                                     ---                                         ----------
Net Utility Plant excluding Construction Work In Progress             15                                          1,180,909
Construction Work In Progress:
   Electric Plant                                                                                                    29,063
                                                                                                                 ----------
Total Construction Work In Progress                                                                                  29,063
                                                                     ---                                         ----------
Net Utility Plant                                                     15                                          1,209,972
                                                                     ---                                         ----------

OTHER PROPERTY & INVESTMENTS:
   Non Utility Generation Trust                                                                                      43,864
   Nuclear Plant Decommissioning Trust                                                                              102,673
   Long-term Notes Receivable from Associated Company                                                                13,794
   Investments in Subsidiaries                                                           $  (3,591)                       0
   Other                                                                                                             19,635
                                                                                         ---------               ----------
      Total Other Property & Investments                                                    (3,591)                 179,966
                                                                                         ---------               ----------

CURRENT ASSETS:
   Cash and Cash Equivalents                                                                     0                       36
   Receivables:
      Customers                                                                                                     124,462
      Associated Companies                                                                  (1,767)                  88,598
      Other                                                                                      0                   15,767
   Prepayments and Other                                                                                              2,511
                                                                     ---                 ---------               ----------
      Total Current Assets                                             0                    (1,767)                 231,374
                                                                     ---                 ---------               ----------

DEFERRED CHARGES:
   Regulatory Assets                                                                                                497,219
   Goodwill                                                                                                         898,547
   Accumulated Deferred Income Taxes                                                      (729,678)                  16,642
   Other                                                                                                             18,523
                                                                                         ---------               -----------
      Total Deferred Charges                                                              (729,678)               1,430,931
                                                                     ---                 ---------               ----------
         TOTAL ASSETS                                                $15                 $(735,036)              $3,052,243
                                                                     ===                 =========               ==========


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on
Form 10-K for the year end December 31, 2003, are an integral part of the consolidating financial statements.

    * As a result of adopting FIN 46R "Consolidation of Variable Interest Entitites" Penelec Capital II LP and Penelec Capital
      Trust were deconsolidated. The Company recognized an equity investment of $3 million and subordinated debentures to the trust of $95 million.



                                                                                                                      Exhibit F-2
                                                  Pennsylvania Electric Company
                                                   Consolidating Balance Sheet
                                                        December 31, 2003
                                                         (In Thousands)


                                                                Pennsylvania                Penelec                  Nineveh
                                                                  Electric          Preferred Capital II, Inc.        Water
                                                                   Company               Consolidated                Company
                                                                ------------        -------------------------        -------

              CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                              $  105,812                $      1
      Other Paid-In Capital                                      1,215,667                   2,907                   $1,190
      Accumulated Other Comprehensive Income/(Loss)                (42,185)
      Retained Earnings                                             18,038                    (489)                     (34)
                                                                ----------                --------                   ------
      Total Common Stockholder's Equity                          1,297,332                   2,419                    1,156
                                                                ----------                --------                   ------
   Company Obligated Trust Preferred Securities                                                  0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts                  95,520
      Other                                                        343,244
                                                                ----------                --------                   ------
Total Capitalization                                             1,736,096                   2,419                    1,156
                                                                ----------                --------                   ------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                125,762
   Accounts Payable:
      Associated Companies                                          57,536                      54                        9
      Other                                                         40,192
   Notes Payable:
      Associated Companies                                          78,510
   Accrued Taxes                                                     8,002                     194                      509
   Accrued Interest                                                 12,580                                              114
   Other                                                            21,764                                                0
                                                                ----------                --------                   ------
Total Current Liabilities                                          344,346                     248                      632
                                                                ----------                --------                   ------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                               729,647                                               31
   Accumulated Deferred Invest Tax Credits                           9,899                                               37
   Asset Retirement Obligation                                     105,089
   Nuclear Fuel Disposal Fee                                        18,968
   Power Purchase Contract Loss Liability                          670,482
   Retirement Benefits                                             145,081
   Other                                                            23,133
                                                                ----------                                           ------
Total Deferred Credits                                           1,702,299                                               68
                                                                ----------                                           ------

                                                                ----------                --------                   ------
      Total Capitalization & Liabilities                        $3,782,741                $  2,667                   $1,856
                                                                ==========                ========                   ======


                                                               Waverly
                                                              Elec. Light           Eliminations            Pennsylvania
                                                               and Power                 and              Electric Company
                                                                Company              Adjustments           Consolidated *
                                                              -----------          --------------         -----------------

              CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                               $15                 $     (16)              $  105,812
      Other Paid-In Capital                                                             (4,097)               1,215,667
      Accumulated Other Comprehensive Income/(Loss)                                                             (42,185)
      Retained Earnings                                                                    523                   18,038
                                                                 ---                 ---------               ----------
      Total Common Stockholder's Equity                           15                    (3,591)               1,297,332
                                                                 ---                 ---------               ----------
   Company Obligated Trust Preferred Securities                                              0                        0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts                                           0                   95,520
      Other                                                                                                     343,244
                                                                 ---                 ---------               ----------
Total Capitalization                                              15                    (3,591)               1,736,096
                                                                 ---                 ---------               ----------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                                                             125,762
   Accounts Payable:
      Associated Companies                                                              (1,767)                  55,831
      Other                                                                                  0                   40,192
   Notes Payable:
      Associated Companies                                                                                       78,510
   Accrued Taxes                                                                                                  8,705
   Accrued Interest                                                                          0                   12,694
   Other                                                                                                         21,764
                                                                 ---                 ---------               ----------
Total Current Liabilities                                          0                    (1,767)                 343,458
                                                                 ---                 ---------               ----------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                                  (729,678)                       0
   Accumulated Deferred Invest Tax Credits                                                                        9,936
   Asset Retirement Obligation                                                                                  105,089
   Nuclear Fuel Disposal Fee                                                                                     18,968
   Power Purchase Contract Loss Liability                                                                       670,482
   Retirement Benefits                                                                                          145,081
   Other                                                                                                         23,133
                                                                                     ---------               ----------
Total Deferred Credits                                                                (729,678)                 972,689
                                                                                     ---------               ----------

                                                                 ---                 ---------               ----------
      Total Capitalization & Liabilities                         $15                 $(735,036)              $3,052,243
                                                                 ===                 =========               ==========


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.

    * As a result of adopting FIN 46R "Consolidation of Variable Interest Entitites" Penelec Capital II LP and Penelec Capital
      Trust were deconsolidated. The Company recognized an equity investment of $3 million and subordinated debentures to the trust of $95 million.



                                                                                                                      Exhibit F-2
                                              Pennsylvania Electric Company
                                            Consolidating Statement of Income
                                          For the year ending December 31, 2003
                                                     (In Thousands)

                                                                                                                       Waverly
                                                                                Penelec Preferred     Nineveh        Elec. Light
                                                              Pennsylvania      Capital II, Inc.       Water          and Power
                                                            Electric Company      Consolidated        Company          Company
                                                            ----------------    -----------------     -------        -----------

    OPERATING REVENUES                                          $976,855

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                           609,015
       Other Operating Expenses                                  164,474
                                                                --------
           Total Operating and Maintenance Expenses              773,489

       Provision for Depreciation and Amortization                53,754
       General Taxes                                              66,999
       Income Taxes                                               22,405                                $(2)
                                                                --------                                ---
           Total Operating Expenses and Taxes                    916,647                                 (2)

    OPERATING INCOME                                              60,208                                  2

       Other income                                                3,230            $4,508
       Equity Earnings                                                 4                 0
       Other Income Deductions                                     1,140               (10)
       Other Income Depreciation                                      (7)                0
       Taxes - Other Income Deductions                            (2,432)               (1)
                                                                --------            ------              ---
    OTHER INCOME                                                   1,935             4,497                0
                                                                --------            ------              ---
    INCOME BEFORE NET INTEREST CHARGES                            62,143             4,497                2
                                                                --------            ------              ---

    NET INTEREST CHARGES:

       Interest On Long-Term Debt                                 29,458               107
       Allowance for Borrowed Funds Used During
          Construction and Capitalized Interest                     (320)
       Deferred Interest Income                                    4,553
       Other Interest Expense                                      8,215               611                0
       Subsidiaries' Preferred Stock Dividend Requirements
                                                                --------            ------              ---
          Net Interest Charges                                    41,906               718                0


    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          20,237             3,779                2
    Cumulative Effect of Accounting Change                         1,096
    NET INCOME/ (LOSS)                                            21,333             3,779                2
    Preferred Stock Dividend Requirements                              0             3,777                0
                                                                --------            ------              ---              --
    Earnings on Common Stock                                    $ 21,333            $    2              $ 2              $0
                                                                ========            ======              ===              ==


                                                             Eliminations        Pennsylvania
                                                                 and           Electric Company
                                                             Adjustments         Consolidated
                                                             -----------        ---------------

    OPERATING REVENUES                                                              $976,855

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                               609,015
       Other Operating Expenses                                                      164,474
                                                                                    --------
           Total Operating and Maintenance Expenses                                  773,489

       Provision for Depreciation and Amortization                                    53,754
       General Taxes                                                                  66,999
       Income Taxes                                                                   22,403
                                                                                    --------
           Total Operating Expenses and Taxes                                        916,645

    OPERATING INCOME                                                                  60,210

       Other income                                          $   (4,508)               3,230
       Equity Earnings                                               (4)                   0
       Other Income Deductions                                                         1,130
       Other Income Depreciation                                                          (7)
       Taxes - Other Income Deductions                                0               (2,433)
                                                             ----------             --------
    OTHER INCOME                                                 (4,512)               1,920
                                                             ----------             --------
    INCOME BEFORE NET INTEREST CHARGES                           (4,512)              62,130
                                                             ----------             --------

    NET INTEREST CHARGES:

       Interest On Long-Term Debt                                                     29,565
       Allowance for Borrowed Funds Used During
          Construction and Capitalized Interest                                         (320)
       Deferred Interest Income                                                        4,553
       Other Interest Expense                                    (4,508)               4,318
       Subsidiaries' Preferred Stock Dividend Requirements        3,777                3,777
                                                             ----------             --------
          Net Interest Charges                                     (731)              41,893


    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE         (3,781)              20,237
    Cumulative Effect of Accounting Change                                             1,096
    NET INCOME/ (LOSS)                                           (3,781)              21,333
    Preferred Stock Dividend Requirements                        (3,777)                   0
                                                             ----------             --------
    Earnings on Common Stock                                 $       (4)            $ 21,333
                                                             ==========             ========

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                Exhibit F-2

                                                  Pennsylvania Electric Company
                                          Consolidating Statement of Retained Earnings
                                              For the year ending December 31, 2003
                                                         (In Thousands)


                                                                                                                  Waverly
                                                           Pennsylvania          Penelec              Nineveh    Elec. Light
                                                             Electric     Preferred Capital II, Inc.   Water      and Power
                                                             Company           Consolidated           Company      Company
                                                           ------------   --------------------------  -------    -----------

Balance at beginning of year                                 $ 32,705             $  (264)            $(36)

           Net Income                                          21,333               3,779                2             $0

           Cash dividends declared on common stock            (36,000)               (227)

           Cash dividends on cumulative preferred stock             0              (3,777)

                                                             --------             -------             ----             --
Balance at end of year                                       $ 18,038             $  (489)            $(34)            $0
                                                             ========             =======             ====             ==



                                                             Eliminations        Pennsylvania
                                                                 and           Electric Company
                                                             Adjustments         Consolidated
                                                             ------------      ----------------

Balance at beginning of year                                  $   300              $ 32,705

           Net Income                                          (3,781)               21,333

           Cash dividends declared on common stock                227               (36,000)

           Cash dividends on cumulative preferred stock         3,777                     0

                                                              -------              --------
Balance at end of year                                        $   523              $ 18,038
                                                              ========             ========


The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report  on Form  10-K for the year  ended  December  31,  2003,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2

                                              Pennsylvania Electric Company
                                  Consolidating Accumulated Other Comprehensive Income
                                          For the year ending December 31, 2003
                                                     (In Thousands)



                                                                                          Waverly
                                              Pennsylvania  Penelec Preferred   Nineveh  Elec. Light  Eliminations    Pennsylvania
                                                Electric     Capital II, Inc.    Water    and Power       and       Electric Company
                                                Company        Consolidated     Company    Company    Adjustments     Consolidated
                                              ------------  -----------------   -------  -----------  ------------  ----------------

Balance - Beginning of year                     $    (69)          $0              $0         $0           $0          $    (69)

Unrealized gain on derivative instruments             72                                                                     72

Minimum liability for unfunded retirement
  benefits                                       (42,188)                                                               (42,188)

                                                --------           --              --         --           --          --------
Balance - End of year                           $(42,185)          $0              $0         $0           $0          $(42,185)
                                                ========           ==              ==         ==           ==          ========


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2
                                              Pennsylvania Electric Company
                                          Consolidating Statement of Cash Flows
                                          For the year ending December 31, 2003
                                                     (In Thousands)

                                                                                                                         Waverly
                                                                                        Penelec            Nineveh      Elec. Light
                                                                 Pennsylvania   Preferred Capital II, Inc.  Water        and Power
                                                               Electric Company      Consolidated          Company        Company
                                                               ---------------- -------------------------  -------      -----------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                         $21,333            $3,779                $2             $0
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                                      (4)
    Provision for depreciation and amortization                       53,754
    Other amortization, net                                                0
    Deferred costs recoverable as regulatory assets                  (37,218)
    Deferred income taxes, net                                        41,877
    Investment tax credits, net                                         (988)
    Cumulative effect of accounting change                            (1,873)
    Receivables                                                       13,052
    Accounts payable                                                 (84,717)               11                 5
    Accrued retirement benefit obligations                             2,727
    Other                                                              7,807               106                (7)
                                                                     -------            ------                --             --

      Net cash provided from (used for) operating activities          15,750             3,896                 0              0

CASH FLOWS FROM FINANCING ACTIVITIES:

 New Financing-
   Long-term debt                                                          0
   Short-term borrowings, net                                              0
 Redemptions and Repayments-
   Long-term debt                                                       (812)
   Short-term borrowings, net                                        (11,917)
 Dividend Payments
   Common Stock                                                      (36,000)
   Preferred Stock Dividend Requirements                                   0            (3,670)
   Common stock - internal                                               227              (227)
                                                                     -------            ------                --             --

      Net cash provided from (used for) financing activities         (48,502)           (3,897)                0              0

CASH FLOWS FROM INVESTING ACTIVITIES:

  Property additions                                                 (44,657)
  Nonutility generation trusts                                        66,327
  Contributions to nuclear decommissioning trusts                       (101)
  Loan/payments from associated companies, net                         1,721
  Other                                                                 (811)
                                                                     -------            ------                --             --

      Net Cash provided from (used for) investing activities          22,479                 0                 0              0
                                                                     -------            -------               --             --

  Net increase (decrease) in cash and cash equivalents               (10,273)               (1)                0              0
  Cash and cash equivalents at beginning of period                    10,308                 2                 0              0
                                                                     --------           ------                --             --
  Cash and cash equivalents at end of period                         $    35            $    1                $0             $0
                                                                     =======            ======                ==             ==



                                                                   Eliminations         Pennsylvania
                                                                       and            Electric Company
                                                                   Adjustments          Consolidated
                                                                   ------------       ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                          $(3,781)           $ 21,333
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                                        4
    Provision for depreciation and amortization                                            53,754
    Other amortization, net                                                                     0
    Deferred costs recoverable as regulatory assets                                       (37,218)
    Deferred income taxes, net                                                             41,877
    Investment tax credits, net                                                              (988)
    Cumulative effect of accounting change                                                 (1,873)
    Receivables                                                                            13,052
    Accounts payable                                                                      (84,700)
    Accrued retirement benefit obligations                                                  2,727
    Other                                                                 107               8,012
                                                                      -------            --------

      Net cash provided from (used for) operating activities           (3,670)             15,976

CASH FLOWS FROM FINANCING ACTIVITIES:

 New Financing-
   Long-term debt                                                                               0
   Short-term borrowings, net                                                                   0
 Redemptions and Repayments-
   Long-term debt                                                                            (812)
   Short-term borrowings, net                                                             (11,917)
 Dividend Payments
   Common Stock                                                                           (36,000)
   Preferred Stock Dividend Requirements                                3,670
   Common stock - internal                                                  0                   0
                                                                      -------            --------

      Net cash provided from (used for) financing activities            3,670             (48,729)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Property additions                                                                      (44,657)
  Nonutility generation trusts                                                             66,327
  Contributions to nuclear decommissioning trusts                                            (101)
  Loan/payments from associated companies, net                                              1,721
  Other                                                                                      (811)
                                                                      -------            --------

      Net Cash provided from (used for) investing activities                0              22,479
                                                                      -------            --------

  Net increase (decrease) in cash and cash equivalents                      0             (10,274)
  Cash and cash equivalents at beginning of period                          0              10,310
                                                                      -------            --------
  Cash and cash equivalents at end of period                          $     0            $     36
                                                                      =======            ========


The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                     Penelec Preferred Capital II, Inc. Consolidated
                                               Consolidating Balance Sheet
                                                    December 31, 2003
                                                     (In Thousands)


                                                                       Penelec          Penelec     Eliminations  Penelec Preferred
                                                                      Preferred      Capital II LP       and      Capital II, Inc.
                                                                   Capital II, Inc.  Consolidated    Adjustments    Consolidated
                                                                   ----------------  -------------  ------------  -----------------

                             ASSETS
UTILITY PLANT:
   In Service                                                                                                          $    0
   Less - Total Accum Provision For Depreciation                                                                            0
                                                                                                                       ------
Net Utility Plant excluding Construction Work In Progress                                                                   0
Construction Work In Progress:
   Electric Plant                                                                                                           0
                                                                                                                       ------
Total Construction Work In Progress                                                                                         0
                                                                                                                       ------
Net Utility Plant                                                                                                           0
                                                                                                                       ------

OTHER PROPERTY & INVESTMENTS:
   Non-Utility Generation Trust                                                                                             0
   Nuclear Plant Decommissioning Trust                                                                                      0
   Long-term Notes Receivable from Associated Company                                                                       0
   Investments in Subsidiaries                                                                                              0
   Other                                                               $2,666                                           2,666
                                                                       ------             --             --            ------
      Total Other Property & Investments                                2,666              0              0             2,666
                                                                       ------             --             --            ------

CURRENT ASSETS:
   Cash and Cash Equivalents                                                1                                               1
   Receivables:
      Customers                                                                                                             0
      Associated Companies                                                                                                  0
      Other                                                                 0                                               0
   Prepayments and Other                                                                                                    0
                                                                       ------             --             --            ------
      Total Current Assets                                                  1                             0                 0
                                                                       ------             --             --            ------

DEFERRED CHARGES:
   Regulatory Assets                                                                                                        0
   Goodwill                                                                                                                 0
   Accumulated Deferred Income Taxes                                                                                        0
   Other                                                                                                                    0
                                                                                          --             --            ------
      Total Deferred Charges                                                               0              0                 1
                                                                       ------             --             --            ------
         TOTAL ASSETS                                                  $2,667             $0             $0            $2,667
                                                                       ======             ==             ==            ======

The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                     Penelec Preferred Capital II, Inc. Consolidated
                                               Consolidating Balance Sheet
                                                    December 31, 2003
                                                     (In Thousands)


                                                                       Penelec          Penelec      Eliminations  Penelec Preferred
                                                                      Preferred      Capital II LP        and      Capital II, Inc.
                                                                   Capital II, Inc.  Consolidated     Adjustments    Consolidated
                                                                  -----------------  -------------   ------------  -----------------

                  CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                     $    1                                         $    1
      Other Paid-In Capital                                             2,907                                          2,907
      Accumulated Other Comprehensive Income/(Loss)                                                                        0
      Retained Earnings                                                  (489)                                          (489)
                                                                       ------             --              --          ------
      Total Common Stockholder's Equity                                 2,419             $0              $0           2,419
                                                                       ------             --              --          ------
   Company Obligated Trust Preferred Securities                                                                            0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts                                                                         0
      Other                                                                                                                0
                                                                       ------             --              --          ------
Total Capitalization                                                    2,419              0               0           2,419
                                                                       ------             --              --          ------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                                                                        0
   Accounts Payable:
      Associated Companies                                                 54                                             53
      Other                                                                                                                0
   Notes Payable:
      Associated Companies                                                                                                 0
   Accrued Taxes                                                          194                                            194
   Accrued Interest                                                                                                       (0)
   Other                                                                                                                   0
                                                                       ------             --              --          ------
Total Current Liabilities                                                 248              0               0             248
                                                                       ------             --              --          ------

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                                                                       0
   Accumulated Deferred Invest Tax Credits                                                                                 0
   Asset Retirement Obligation                                                                                             0
   Nuclear Fuel Disposal Fee                                                                                               0
   Power Purchase Contract Loss Liability                                                                                  0
   Retirement Benefits                                                                                                     0
   Other                                                                                                                   0
                                                                                          --              ---         ------
Total Deferred Credits                                                                                     0               0
                                                                       ------             --              --          ------
      Total Capitalization & Liabilities                               $2,667             $0              $0          $2,667
                                                                       ======             ==              ==          ======

The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                     Penelec Preferred Capital II, Inc. Consolidated
                                            Consolidating Statement of Income
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                              Penelec          Penelec      Eliminations         Penelec
                                                             Preferred      Capital II LP       and       Preferred Capital II, Inc.
                                                          Capital II, Inc.   Consolidated   Adjustments        Consolidated
                                                          ---------------   -------------   ------------  -------------------------

    OPERATING REVENUES                                                                                           $    0

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                                                                0
       Other Operating Expenses                                                                                       0
                                                                                                                 ------
           Total Operating and Maintenance Expenses                                                                   0

       Provision for Depreciation and Amortization                                                                    0
       General Taxes                                                                                                  0
       Income Taxes                                                                                                   0
                                                                                                                 ------
           Total Operating Expenses and Taxes                                                                         0

    OPERATING INCOME                                                                                                  0

       Other income                                                            $4,508           $  0              4,508
       Equity Earnings                                         $  13                             (13)                 0
       Other Income Deductions                                   (10)                                               (10)
       Other Income Depreciation                                                                                      0
       Taxes - Other Income Deductions                            (1)                                                (1)
                                                               -----           ------           -----            ------
    OTHER INCOME                                                   2            4,508            (13)             4,497
                                                               -----           ------           -----            ------
    INCOME BEFORE NET INTEREST CHARGES                             2            4,508            (13)             4,497
                                                               -----           ------           -----            ------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                                                 107                               107
       Allowance for Borrowed Funds Used During                                                                       0
          Construction and Capitalized Interest                                                                       0
       Deferred Interest Income                                                                                       0
       Other Interest Expense                                      0              611              0                611
       Subsidiaries' Preferred Stock Dividend Requirements                                         0                  0
                                                               -----           ------           ----             ------
          Net Interest Charges                                     0              718              0                718


    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE           2            3,790            (13)             3,779
    Cumulative Effect of Accounting Change                                                                            0
    NET INCOME                                                     2            3,790            (13)             3,779
    Preferred Stock Dividend Requirements                        114            3,777           (114)             3,777
                                                               -----           ------           ----             ------
    Earnings on Common Stock                                   $(112)          $   13           $100             $    2
                                                               =====           ======           ====             ======

The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.


                                                                                                                       Exhibit F-2

                                     Penelec Preferred Capital II, Inc. Consolidated
                                      Consolidating Statement of Retained Earnings
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                         Penelec             Penelec        Eliminations          Penelec
                                                        Preferred         Capital II LP          and      Preferred Capital II, Inc.
                                                    Capital II, Inc.      Consolidated       Adjustments       Consolidated
                                                    ----------------      -------------     ------------  --------------------------

Balance at beginning of year                             $ (264)               $0                $0              $  (264)

      Net Income/(Loss)                                   3,779                 0                 0                3,779

      Cash dividends declared on common stock              (227)                                  0                 (227)

      Cash dividends on cumulative preferred stock       (3,777)                                  0               (3,777)

                                                         ------                --                --              -------
Balance at end of year                                   $ (489)               $0                $0              $  (489)
                                                         ======                ==                ==              =======


The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report  on Form  10-K for the year  ended  December  31,  2003,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2
                                     Penelec Preferred Capital II, Inc. Consolidated
                                          Consolidating Statement of Cash Flows
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                              Penelec          Penelec       Eliminations          Penelec
                                                             Preferred      Capital II, LP       and      Preferred Capital II, Inc.
                                                          Capital II, Inc.   Consolidated    Adjustments        Consolidated
                                                          ----------------  ---------------  -----------  --------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                     $   2          $ 3,790          $(13)              $3,779
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                               (13)               0            13                    0
    Accounts payable                                                11                                                  11
    Accrued interest                                                 0                                                   0
    Other                                                                           106                                106
                                                                 -----          -------          ----               -------

      Net cash provided from (used for) operating activities         0            3,896             0                3,896

CASH FLOWS FROM FINANCING ACTIVITIES:

 Dividend Payments
   Preferred Stock                                                               (3,670)            0               (3,670)
   Partnership distribution - internal                             227             (227)            0                    0
   Common stock - internal                                        (227)               0             0                 (227)
                                                                 -----          -------          ----               -------

      Net cash provided from (used for) financing activities         0           (3,897)            0               (3,897)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Other
                                                                 -----          -------          ----               -------

      Net Cash provided from (used for) investing activities         0                0             0                    0
                                                                 -----          -------          ----               -------

  Net increase (decrease) in cash and cash equivalents               0               (1)            0                   (1)
  Cash and cash equivalents at beginning of period                   1                1             0                    2
                                                                 -----          -------          ----               -------
  Cash and cash equivalents at end of period                     $   1          $    (0)         $  0               $    1
                                                                 =====          =======          ====               =======

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                           Penelec Capital II LP Consolidated
                                               Consolidating Balance Sheet
                                                    December 31, 2003
                                                     (In Thousands)


                                                                                      Penelec         Eliminations        Penelec
                                                                   Penelec            Capital             and          Capital II LP
                                                                Capital II LP          Trust          Adjustments       Consolidated
                                                                -------------         -------         ------------     -------------

                             ASSETS
UTILITY PLANT:
   In Service                                                                                                                $0
   Less - Total Accum Provision For Depreciation                                                                              0
                                                                                                                             --
Net Utility Plant excluding Construction Work In Progress                                                                     0
Construction Work In Progress:
   Electric Plant                                                                                                             0
                                                                                                                             --
Total Construction Work In Progress                                                                                           0
                                                                                                                             --
Net Utility Plant                                                                                                             0
                                                                                                                             --

OTHER PROPERTY & INVESTMENTS:
   Non-Utility Generation Trust                                                                                               0
   Nuclear Plant Decommissioning Trust                                                                                        0
   Long-term Notes Receivable from Associated Company             $      0           $100,000         $(100,000)              0
   Investments in Subsidiaries                                        (428)                                 428               0
   Other                                                                                                                      0
                                                                  --------           --------         ---------              --
      Total Other Property & Investments                              (428)           100,000           (99,572)              0
                                                                  --------           --------         ---------              --

CURRENT ASSETS:
   Cash and Cash Equivalents                                             1                                   (1)              0
   Receivables:
      Customers                                                                                                               0
      Associated Companies                                                                                    0               0
      Other                                                        103,093                             (103,093)              0
   Prepayments and Other                                                                                                      0
                                                                  --------           --------         ---------              --
      Total Current Assets                                         103,094                             (103,094)             (1)
                                                                  --------           --------         ---------              --

DEFERRED CHARGES:
   Regulatory Assets                                                                                                          0
   Goodwill                                                                                 0                                 0
   Accumulated Deferred Income Taxes                                                                          0               0
   Other                                                                                                                      0
                                                                  --------           --------         ---------              --
      Total Deferred Charges                                                                0                 0               1
                                                                  --------           --------         ---------              --
         TOTAL ASSETS                                             $102,666           $100,000         $(202,666)             $0
                                                                  ========           ========         =========              ==

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                        Exhibit F-2
                                                     Penelec Capital II LP Consolidated
                                                        Consolidating Balance Sheet
                                                              December 31, 2003
                                                               (In Thousands)


                                                                                     Penelec         Eliminations         Penelec
                                                                    Penelec          Capital             and           Capital II LP
                                                                 Capital II LP        Trust          Adjustments        Consolidated
                                                                 -------------       -------         -----------       -------------

                  CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                                                                    $       0              $0
      Other Paid-In Capital                                        $   3,116                             (3,116)              0
      Accumulated Other Comprehensive Income/(Loss)                                                                           0
      Retained Earnings                                                 (450)        $   (428)              878               0
                                                                   ---------         --------         ----------             --
      Total Common Stockholder's Equity                                2,666             (428)           (2,238)              0
                                                                   ---------         --------         ---------              --
   Company Obligated Trust Preferred Securities                                       100,000          (100,000)              0
   Long-Term Debt and Other Long-Term Obligations
      Subordinated Debentures to Affiliated Trusts                   100,000                           (100,000)              0
      Other                                                                                                                   0
                                                                   ---------         --------         ---------              --
Total Capitalization                                                 102,666           99,572          (202,238)              0
                                                                   ---------         --------         ---------              --

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                                                                           0
   Accounts Payable:
      Associated Companies                                                                                    0               0
      Other                                                                               428              (428)              0
   Notes Payable:
      Associated Companies                                                                                                    0
   Accrued Taxes                                                                                                              0
   Accrued Interest                                                                                           0              (0)
   Other                                                                                                                      0
                                                                                                                             --
                                                                   ---------         --------         ---------              --
Total Current Liabilities                                                  0              428              (428)             (0)
                                                                   ---------         --------         ---------              --

NONCURRENT LIABILITIES:
   Accumulated Deferred Income Taxes                                                                          0               0
   Accumulated Deferred Invest Tax Credits                                                                                    0
   Asset Retirement Obligation                                                                                                0
   Nuclear Fuel Disposal Fee                                                                                                  0
   Power Purchase Contract Loss Liability                                                                                     0
   Retirement Benefits                                                                                                        0
   Other                                                                                                                      0
                                                                                                                             --
                                                                                                      ---------              --
Total Deferred Credits                                                                                        0               0
                                                                                                      ---------              --

                                                                   ---------         --------         ---------              --
      Total Capitalization & Liabilities                           $ 102,666         $100,000         $(202,666)             $0
                                                                   =========         ========         =========              ==

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                      Exhibit F-2
                                           Penelec Capital II LP Consolidated
                                            Consolidating Statement of Income
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                                            Penelec          Eliminations           Penelec
                                                            Penelec         Capital               and            Capital II LP
                                                         Capital II, LP      Trust           Adjustments          Consolidated
                                                         --------------     -------         -------------        -------------

    OPERATING REVENUES                                                                                               $    0

    OPERATING EXPENSES AND TAXES:
       Purchased Power                                                                                                    0
       Other Operating Expenses                                                                                           0
                                                                                                                     ------
           Total Operating and Maintenance Expenses                                                                       0

       Provision for Depreciation and Amortization                                                                        0
       General Taxes                                                                                                      0
       Income Taxes                                                                                                       0
                                                                                                                     ------
           Total Operating Expenses and Taxes                                                                             0

    OPERATING INCOME                                                                                                      0

       Other income                                          $7,567           $7,340           $(10,398)              4,509
       Equity Earnings                                         (214)                                214                   0
       Other Income Deductions                                                                                            0
       Other Income Depreciation                                                                                          0
       Taxes - Other Income Deductions                                                                                    0
                                                             ------           ------           --------              ------
    OTHER INCOME                                              7,353            7,340            (10,184)              4,509
                                                             ------           ------           --------              ------
    INCOME BEFORE NET INTEREST CHARGES                        7,353            7,340            (10,184)              4,509
                                                             ------           ------           --------              ------

    NET INTEREST CHARGES:
       Interest On Long-Term Debt                                                107                                    107
       Allowance for Borrowed Funds Used During                                                                           0
          Construction and Capitalized Interest                                                                           0
       Deferred Interest Income                                                                                           0
       Other Interest Expense                                 7,340            3,670            (10,398)                612
       Subsidiaries' Preferred Stock Dividend Requirements                                            0                   0
                                                             ------           ------           --------              ------
          Net Interest Charges                                7,340            3,777            (10,398)                719


    INCOME BEFORE EXTRAORDINARY ITEM                             13            3,563                214               3,790
    Extraordinary Items                                                                                                   0
    NET INCOME/(LOSS)                                            13            3,563                214               3,790
    Preferred Stock Dividend Requirements                       113            3,777               (113)              3,777
                                                             ------           ------           --------              ------
    Earnings/(Losses) on Common Stock                        $ (100)          $ (214)          $    327              $   13
                                                             ======           ======           ========              ======

The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2

                                           Penelec Capital II LP Consolidated
                                      Consolidating Statement of Retained Earnings
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                                                  Penelec         Eliminations          Penelec
                                                                Penelec           Capital             and           Capital II LP
                                                           Capital II, L.P.        Trust          Adjustments        Consolidated
                                                           ----------------      ---------        ------------      -------------

Balance at beginning of year                                 $   (236)            $  (214)          $   450              $0

            Net Income/(Loss)                                      13               3,563            (3,576)              0

            Partnership distributions                            (227)                                  227               0

            Cash dividends on cumulative preferred stock                           (3,777)            3,777               0

                                                             --------             -------           -------              --
Balance at end of year                                       $   (450)            $  (428)          $   878              $0
                                                             ========             =======           =======              ==


The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report  on Form  10-K for the year  ended  December  31,  2003,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2
                                           Penelec Capital II LP Consolidated
                                          Consolidating Statement of Cash Flows
                                          For the year ending December 31, 2003
                                                     (In Thousands)


                                                                                       Penelec       Eliminations        Penelec
                                                                        Penelec        Capital           and         Capital II LP
                                                                     Capital II, LP     Trust        Adjustments      Consolidated
                                                                     --------------    ------        ------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                            $  13          $ 3,563           $214           $ 3,790
   Adjustments to reconcile net income to net cash
   from operating activities:
    Equity in earnings of subsidiary                                      214                            (214)                0
    Other                                                                  (1)             107                              106
                                                                        -----          -------           ----           -------

      Net cash provided from (used for) operating activities              226            3,670             (0)            3,896

CASH FLOWS FROM FINANCING ACTIVITIES:

 Dividend Payments
   Preferred Stock Dividend Requirements                                                (3,670)                          (3,670)
   Partnership distribution - internal                                   (227)               0                             (227)
                                                                        -----          -------           ----           -------

                                                                         (227)          (3,670)             0            (3,897)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Other
                                                                        -----          -------           ----           -------

      Net Cash provided from (used for) investing activities                0                0              0                 0
                                                                        -----          -------           ----           -------

  Net increase (decrease) in cash and cash equivalents                     (1)              (0)            (0)               (1)
  Cash and cash equivalents at beginning of period                          1                0              0                 1
                                                                        -----          -------           ----           -------
  Cash and cash equivalents at end of period                            $   0          $    (0)          $ (0)          $    (0)
                                                                        =====          =======           ====           =======

The notes to the  consolidated  financial  statements of Penelec,  which are  incorporated  by reference from the annual report on Form 10-K for the year ended December 31, 2003, are an integral part of the consolidating financial statements.
